                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (Amendment No. _____)


Filed by the Registrant     [x]

Filed by a Party other than Registrant     [ ]

CHECK THE APPROPRIATE BOX:

[x]    Preliminary Proxy Statement
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       6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12


                        NATIONAL INCOME REALTY TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                    NONE
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
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       or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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                     applies:    N/A
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                     applies:    N/A
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                     computed pursuant to Exchange  Act Rule 0-11 (Set forth
                     the amount on which the filing fee is calculated and state
                     how it was determined):    N/A
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[ ]    Fee paid previously with preliminary materials.
[ ]    Check box if any part of the fee is offset as provided by Exchange Act
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

                          NATIONAL INCOME REALTY TRUST
                                280 Park Avenue
                           East Building, 20th Floor
                            New York, New York 10017
                                 (212) 949-5000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          -------------------------

To the Shareholders of National Income Realty Trust:

       PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of National Income Realty Trust (the "Trust") will be held at 2:00 p.m., local New York City time, on March 20, 1997 at 280 Park Avenue, East Building, 20th Floor, New York, New York, to consider and vote on the following matters:

       (1)    the election of eight Trustees of the Trust;

       (2) the approval of the Trust's current Advisory Agreement with Tarragon Realty Advisors, Inc.;

       (3) a proposal to amend subpart (l) of Section 3.2 of the Declaration of Trust to clarify authorization for the Trust to own securities of other entities and have wholly-owned subsidiaries;

       (4) a proposal to amend the Trust's Declaration of Trust to specifically authorize the acquisition of the Trust's own securities;

       (5) a proposal to repeal and delete subpart (d) of Section 5.3 of the Trust's Declaration of Trust which restricts the Trust's issuance of certain securities;

       (6) a proposal to repeal and delete subpart (e) of Section 5.3 of the Trust's Declaration of Trust which limits the Trust's ability to invest in certain unimproved, non-income producing property;

       (7) a proposal to repeal and delete subpart (g) of Section 5.3 of the Trust's Declaration of Trust which limits the period of time the Trust may hold its investments in equity securities;

       (8) a proposal to repeal and delete subpart (o) of Section 5.3 of the Trust's Declaration of Trust which prohibits the Trust from investing any of the assets of the Trust in single-family homes;

       (9) the transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

       Only Shareholders of record at the close of business on Friday, February 7, 1997 will be entitled to vote at the Annual Meeting. Shareholders are cordially invited to attend the Annual Meeting in person.

       Regardless of whether you plan to be present at the Annual Meeting, please promptly date, mark, sign, and mail the enclosed proxy ballot card to American Stock Transfer & Trust Company, in the envelope provided. Any Shareholder who executes and delivers the enclosed proxy may revoke the authority granted thereunder at any time prior to its use by giving written notice of such revocation to American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005, or by executing and delivering a proxy bearing a later date. A SHAREHOLDER MAY ALSO REVOKE A PROXY BY ATTENDING AND VOTING AT THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own.

       The Annual Report to Shareholders for the year ended December 31, 1995 previously was mailed to Shareholders under separate cover.


Dated:   February _____, 1997

                                    BY ORDER OF THE BOARD OF TRUSTEES
                                    OF NATIONAL INCOME REALTY TRUST


                                    Lawrence Hartman, Vice President
                                    and Secretary

                                   IMPORTANT

       YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY BALLOT CARD. IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

            FAILURE TO VOTE MAY SUBJECT THE TRUST TO FURTHER EXPENSE

If your shares are held in the name of a brokerage firm, nominee or other institution, only it can vote your shares. Please contact promptly the person responsible for your account and give instructions for your shares to be voted.

                          NATIONAL INCOME REALTY TRUST
                                280 Park Avenue
                           East Building, 20th Floor
                            New York, New York 10017
                                 (212) 949-5000


                                PROXY STATEMENT


                     For the Annual Meeting of Shareholders
                          To Be Held on March 20, 1997


                        GENERAL SHAREHOLDER INFORMATION

       This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of National Income Realty Trust (the "Trust" or "NIRT") of proxies to be used at the Annual Meeting of Shareholders for consideration and voting upon (1) the election of eight Trustees, (2) the approval of the Trust's Advisory Agreement with Tarragon Realty Advisors, Inc. ("Tarragon" or the "Advisor"), (3) a proposal to amend subpart (l) of Section 3.2 of the Declaration of Trust to clarify authorization for the Trust to own securities of other entities and have wholly-owned subsidiaries, (4) a proposal to amend the Trust's Declaration of Trust to specifically authorize the acquisition of the Trust's own securities, (5) a proposal to repeal and delete subpart (d) of
Section 5.3 of the Trust's Declaration of Trust which restricts the Trust's issuance of certain securities, (6) a proposal to repeal and delete subpart (e) of Section 5.3 of the Trust's Declaration of Trust which limits the Trust's ability to invest in certain unimproved, non-income producing property, (7) a proposal to repeal and delete subpart (g) of Section 5.3 of the Trust's Declaration of Trust which limits the period of time the Trust may hold investments in equity securities, (8) a proposal to repeal and delete subpart
(o) of Section 5.3 of the Trust's Declaration of Trust which prohibits the Trust from investing any of the assets of the Trust in single-family homes, and
(9) the transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof. The Annual Meeting will be held at 2:00 p.m., local New York City time, on March 20, 1997, at 280 Park Avenue, East Building, 20th Floor, New York, New York. The Trust's financial statements for the year ended December 31, 1995 were audited by Arthur Andersen, L.L.P. A representative from Arthur Andersen, L.L.P. is expected to be present at the Annual Meeting to respond to appropriate questions, and such representative will have an opportunity to make a statement if such representative desires to do so. The Trust's Annual Report for the fiscal year ended December 31, 1995, which includes financial statements, has preceded this Proxy Statement. This Proxy Statement and the accompanying proxy are first being mailed to Shareholders on or about February _____, 1997.

       Although the Board of Trustees is directly responsible for managing the affairs of the Trust and setting the policies which guide it, the day-to-day operations have historically been performed by a contractual Advisor. Since April 1, 1994, Tarragon has been the Advisor under an Advisory Agreement which delineates the duties and compensation of the Advisor. Consistent with the terms of the Amended and Restated Declaration of Trust dated June 15, 1987, as amended (the "Declaration of Trust"), the Advisory Agreement with Tarragon is being submitted to Shareholders for approval (see Proposal Two). The Trustees have approved the Trust's Advisory Agreement with Tarragon as in the best interest of the Trust and its Shareholders because the terms of such agreement are, in their view, as favorable to the Trust as those that would be obtained from unaffiliated third parties for the performance of similar services, while at the same time the agreement gives the Advisor an incentive to improve the performance of the Trust's properties and mortgages (see Proposal Two). The Trustees strongly recommend that you vote FOR the Advisory Agreement, FOR each of the nominees as Trustees and FOR each of the six separate proposals to amend the Trust's Declaration of Trust.

SHAREHOLDERS ENTITLED TO VOTE

       Only holders of record of issued and outstanding Shares of Beneficial Interest, no par value, of the Trust (the "Shares") at the close of business on February 7, 1997 (the "Record Date"), are entitled to vote at the Annual Meeting and at any adjournments thereof. At the close of business on February 7, 1997, there were 3,528,697 Shares outstanding. Each holder is entitled to one vote for each Share held on the Record Date.

VOTING OF PROXIES

       When the enclosed proxy is properly executed and returned, the Shares represented thereby will be voted at the Annual Meeting in accordance with the instructions noted thereon. As to the election of the eight nominees as Trustees (Proposal One), Shareholders may choose to vote for all of the nominees, withhold authority for voting for all of the nominees or withhold authority for voting for any individual nominee. As to the approval of each of the Trust's Advisory Agreement with Tarragon (Proposal Two), and each of the six separate proposals to amend the Declaration of Trust (Proposals Three, Four, Five, Six, Seven and Eight) the Shareholders may choose to vote for, against or abstain from voting on each such proposal in its entirety. In the absence of other instructions, the Shares represented by a properly executed and submitted proxy will be voted in favor of the eight nominees for election to the Board of Trustees and in favor of Proposals Two, Three, Four, Five, Six, Seven and Eight. The Board of Trustees does not know of any other business which may be properly brought before the Annual Meeting. If, however, any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on such matters.

       No change in shareholder's rights will occur if all or a significant number of the proposed amendments to the Declaration of Trust are approved. The Board of Trustees is seeking the approval of the six amendments to the Declaration of Trust to provide greater investment flexibility to enhance the Trust's return on its assets invested.

VOTE REQUIRED FOR APPROVAL

       Pursuant to Section 6.7 of the Declaration of Trust, election of any Trustee requires the affirmative vote of a majority of the votes cast at a meeting of Shareholders by holders of Shares entitled to vote thereon. Such Section also provides that a majority of the issued and outstanding Shares entitled to vote, represented in person or by proxy, shall constitute a quorum at any such meeting. The approval of the Trust's current Advisory Agreement with Tarragon (Proposal Two) also requires the affirmative vote of a majority of the votes cast at the Annual Meeting. The approval of Proposals Three, Four, Five, Six, Seven and Eight each requires the affirmative vote of a majority of the outstanding Shares entitled to vote thereon.

       Abstentions will be included in vote totals and, as such, will have the same effect on each proposal as a negative vote. Broker non-votes, if any, will not be included in vote totals and, as such, will have no effect on any proposal.

       As of February 7, 1997, management and affiliates held 1,187,120 Shares representing approximately 34% of the Shares outstanding. Management and such affiliates intend to vote all such Shares in favor of all of the proposals in accordance with the recommendation of the Board of Trustees.

REVOCATION OF PROXIES

       A proxy is enclosed herewith. Any Shareholder who executes and delivers the proxy may revoke the authority granted thereunder at any time prior to its use by giving written notice of such revocation to American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005, or by executing and delivering a proxy bearing a later date. A SHAREHOLDER MAY ALSO REVOKE A PROXY BY ATTENDING AND VOTING AT THE ANNUAL MEETING.

FUTURE PROPOSALS OF SHAREHOLDERS

       Any proposal intended to be presented by a Shareholder at the next Annual Meeting of Shareholders of the Trust must be received at the principal office of the Trust not later than June 1, 1997, in order to be considered for inclusion in the Trust's proxy statement and form of proxy (as the case may be) for that meeting.

                      PRINCIPAL SHAREHOLDERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

       As of February 7, 1997, according to the Share transfer records of the Trust and other information available to the Trust, the following persons were known to be beneficial owners of more than 5% of the Shares of Beneficial Interest of the Trust:

                                                       Amount and Nature
             Name and Address of                         of Beneficial                 Percent of
               Beneficial Owner                            Ownership                   Class (1)
 ---------------------------------                  ------------------------           ---------
 Lucy N. Friedman                                     1,141,738 (2)(3)(4)                32.4%
 280 Park Avenue                                             (5)(6)
 East Building, 20th Floor
 New York, New York  10017

--------------------------

(1)    Percentages are based upon 3,528,697 Shares outstanding at February 7,
       1997.  .

(2) Includes 16,786 Shares owned by Lucy N. Friedman's husband, William S. Friedman.

(3) Includes 731,266 Shares owned by Lucy N. Friedman, of which 48,400 Shares serve as collateral for loans from a bank. In addition, includes 12,675 Shares and 12,817 Shares owned by Lucy N. Friedman's minor sons, Gideon and Samuel Friedman; Lucy Friedman has control of such Shares. Also includes 242,000 Shares owned by Beachwold Partners, L.P. in which William S. and Lucy N. Friedman are the general partners and their four children are the limited partners.

(4) Does not include 19,218 Shares owned by Lucy N. Friedman's adult son Ezra Friedman, and 23,003 Shares owned by Lucy N. Friedman's adult daughter, Tanya Friedman. Mrs. Friedman disclaims beneficial ownership of such Shares.

(5) Includes 31,865 Shares owned by a trust for the benefit of the children and grandchildren of Samuel Friedman, deceased, William S. Friedman's father, for which Robert A. Friedman and Gerald C. Friedman, siblings of William S. Friedman, and Ruth Friedman, his mother, are the trustees; Lucy N. Friedman disclaims beneficial ownership of such Shares. Also includes 15,747 Shares held by William S. Friedman Grantor Trust (of which Mrs. Friedman is the Trustee) for the benefit of Lucy N. Friedman and her children.

(6) Includes 43,142 Shares owned by Tarragon Capital Corporation, of which William S. Friedman is an executive officer and Lucy N. Friedman is an executive officer and director and 35,440 Shares owned by Tarragon Partners, Ltd., of which Lucy N. Friedman and William S. Friedman are limited partners.

SECURITY OWNERSHIP OF MANAGEMENT

       As of February 7, 1997, according to the Share transfer records of the Trust and other information available to the Trust, the executive officers, current Trustees and nominees for election as Trustees at the Annual Meeting and all officers and Trustees as a group beneficially owned the following Shares of Beneficial Interest of the Trust:


                                                        Amount and Nature
                                                          of Beneficial                    Percent of
 Name of Beneficial Owner                                    Ownership                      Class (a)
 -------------------------------                      -------------------------            ----------
 William S. Friedman                                 1,141,738  (b)(c)(d)                       32.4%
                                                                (e)(f)(g)

 Irving E. Cohen                                         5,917  (i)                              *

 Dan L. Johnston                                         5,515  (j)                              *

 Lance Liebman                                           6,005  (l)                              *

 Sally Hernandez-Pinero                                  5,400  (m)                              *

 Lawrence G. Schafran                                    5,400  (m)                              *

 Raymond V.J. Schrag                                    11,479  (h)                              *

 Carl B. Weisbrod                                        5,666  (l)                              *

 All Trustees and Executive Officers as a            1,187,120  (b)(c)(d)                       33.6%
 group (9 individuals)                                          (e)(f)(g)
                                                                (h)(i)(j)
                                                                (k)(l)(m)


------------------

*      Less than 1%

(a)    Percentages are based upon 3,528,697 Shares outstanding at February 7,
       1997.

(b)    Mr. Friedman also personally owns 16,786 Shares.

(c) Includes 731,266 Shares owned by William S. Friedman's wife, Lucy Friedman, of which 48,400 Shares serve as collateral for loans from a bank. Mr. Friedman disclaims beneficial ownership of such Shares. In addition, includes 12,675 Shares and 12,817 Shares owned by William S. Friedman's minor sons, Gideon and Samuel Friedman. Lucy Friedman has control of such Shares. Mr. Friedman disclaims beneficial ownership of such Shares. Also includes 242,000 Shares owned by Beachwold Partners L.P. in which William S. and Lucy N. Friedman are the general partners and their four children are the limited partners.

(d) Does not include 19,218 Shares owned by William S. Friedman's adult son, Ezra Friedman, and 23,003 Shares owned by William S. Friedman's adult daughter, Tanya Friedman. Mr. Friedman disclaims beneficial ownership of such Shares.

(e) Includes 31,865 Shares owned by a trust for the benefit of the children and grandchildren of Samuel Friedman, deceased, William S. Friedman's father, for which Robert A. Friedman and Gerald C. Friedman, siblings of William S. Friedman, and Ruth Friedman, his mother, are the trustees; Mr. Friedman disclaims beneficial ownership of such Shares. Also includes 15,747 Shares held by William S. Friedman Grantor Trust (of which Mrs. Friedman is the Trustee) for the benefit of Lucy N. Friedman and her children.

(f) Includes 43,142 Shares owned by Tarragon Capital Corporation, of which Lucy N. Friedman and William S. Friedman are executive officers and directors.

(g)    Includes 35,440 Shares owned by Tarragon Partners, Ltd., of which Lucy
       N. Friedman and William S. Friedman are limited partners. Mr. Friedman disclaims beneficial ownership of such Shares.

(h) Includes 6,079 Shares owned by Raymond V.J. Schrag directly and 5,400 shares covered by three separate presently exercisable options; does not include 1,210 Shares owned by Mr. Schrag's wife as custodian for his two children as to which Mr. Schrag disclaims any beneficial ownership.

(i) Includes 517 Shares owned by Irving E. Cohen directly and 5,400 shares covered by three separate presently exercisable options.

(j) Includes 115 Shares owned by Dan L. Johnston directly and 5,400 shares covered by three separate presently exercisable options.

(k) Includes 266 Shares owned by Carl B. Weisbrod directly and 5,400 shares covered by three separate presently exercisable options.

(l) Includes 605 Shares owned by Lance Liebman directly and 5,400 shares covered by three separate presently exercisable options.

(m)    Includes 5,400 shares covered by three presently exercisable options.


                                  PROPOSAL ONE
                              ELECTION OF TRUSTEES

GENERAL

       On May 4, 1994, the Trust, together with Continental Mortgage and Equity Trust ("CMET"), Income Opportunity Realty Trust ("IORT"), the predecessor of Income Opportunity Realty Investors, Inc., a Nevada corporation ("IORI"), and Transcontinental Realty Investors, Inc. ("TCI"), entered into a Modification of Stipulation of Settlement dated April 27, 1994 (the "Modification"), which settled subsequent claims of breaches of the settlement which were asserted by plaintiffs and modified certain provisions of a 1990 settlement of the action styled Olive, et al v. National Income Realty Trust, et al (the "Olive Case"). The original settlement, approved April 23, 1990 by the Court, related to the operation and management of each of the entities. The Modification was approved by the Court on December 12, 1994 and became effective January 11, 1995.

       The Modification, among other things, provided for the resignation of certain trustees, the addition of at least three new, unaffiliated members to be appointed to the Trust's Board of Trustees, and set forth new requirements for approval of any transactions with affiliates over the next five years. Under the Modification, the Trust, the other entities, and their shareholders released the defendants from any claims relating to the plaintiffs' allegations. The Trust and other entities also agreed to waive any demand requirement for plaintiffs to pursue claims on behalf of each of them against certain persons or entities. The Modification also requires that any shares of the Trust held by Mr. Friedman or his affiliates shall be voted (i) in favor of the re-election of all current Board members that stand for re-election during the two calendar years following January 11, 1995, the effective date of the Modification, and (ii) in favor of all new Board members appointed pursuant to the terms of the Modification that stand for re-election during the three calendar years following January 11, 1995. The Modification also terminated a number of provisions of the original Stipulation of Settlement, including the requirement that the Trust or the other entities maintain a Related Party Transaction Committee and a Litigation Committee of the Board (see "Board Committees" below).

       Pursuant to the requirements (and in anticipation of the effectiveness) of the Modification, the Trust did not hold an Annual Meeting of Shareholders in 1994, John A. Doyle (a Trustee elected in February 1994) resigned as a Trustee on April 22, 1994, Ted P. Stokely (a Trustee elected in April 1990) resigned as a Trustee in August 1994, A. Bob Jordan (a Trustee elected in October 1992) resigned as a Trustee in June 1994, Bennett B. Sims (a Trustee elected in April 1990) resigned as a Trustee in August 1994, Geoffrey C.

Etnire (a Trustee elected in January 1993) ceased to be a Trustee on March 9, 1995, and Willie K. Davis (a Trustee elected in October 1988) retired as a Trustee effective March 31, 1995. Carl B. Weisbrod (a Trustee since February
1994) was elected Chairman of the Board on March 9, 1995, to replace William S. Friedman, who remains as President, Chief Executive Officer and Trustee of the Trust. During the period from May 1994 to March 9, 1995, the Board appointed four new, independent Trustees to replace a number of those who resigned and the number of members of the Board of Trustees was reduced from ten at December 31, 1993 to eight at March 31, 1995. Independent Trustees appointed are Irving
E. Cohen (June 2, 1994), Sally Hernandez-Pinero (May 19, 1994), Lance Liebman (March 9, 1995), and Lawrence G. Schafran (March 9, 1995). Messrs. Williams S. Friedman, Dan L. Johnston, Raymond V.J. Schrag and Carl B. Weisbrod continued as Trustees.

       The affairs of the Trust are managed and controlled by the Board of Trustees presently consisting of eight members who have all been nominated to serve as Trustees until the next Annual Meeting of Shareholders. Each of the nominees is currently serving as a Trustee and each was elected to such capacity at the Trust's last Annual Meeting of Shareholders held on November 20, 1995. The Trustees are elected at the Annual meeting of Shareholders or appointed by the incumbent Board of Trustees and serve until the next Annual Meeting of Shareholders or until their respective successor has been duly elected.

NOMINEES

       The following persons have been nominated to serve as Trustees of the
Trust: Irving E. Cohen, William S. Friedman, Dan L. Johnston, Lance Liebman, Sally Hernandez-Pinero, Lawrence G. Schafran, Raymond V.J. Schrag, and Carl B. Weisbrod. Each of the eight nominees is currently a Trustee of the Trust and has been nominated by the Board of Trustees to serve for an additional term until the next Annual Meeting of Shareholders or until his successor shall have been duly elected and qualified. Each nominee has consented to being named in this Proxy Statement as a nominee and has agreed to serve as a Trustee if elected. When a proxy is properly executed and returned, the Shares represented thereby will be voted in favor of the election of each of the nominees, unless authority to vote for any such nominee is specifically withheld. There will be no cumulative voting for the election of Trustees. If any nominee is unable to serve or will not serve (an event which is not anticipated), then the person acting pursuant to the authority granted under the proxy will cast votes for the remaining nominees and, unless the Board of Trustees takes action to reduce the number of Trustees, for such other person(s) as he or she may select in place of such nominee(s).

       The eight nominees are listed below, together with their ages, terms of service, all positions and offices with the Trust or the Trust's advisor, Tarragon, other principal occupations, business experience and directorships with other companies during the last five years or more. The designation "Affiliated", when used below with respect to a Trustee, means that the Trustee is an officer, director or employee of the Advisor or an officer of the Trust. The designation "Independent", when used below with respect to a Trustee, means the Trustee is neither an officer or employee of the Trust nor a director, officer or employee of the Advisor, although the Trust may have certain business or professional relationships with such Trustee as discussed below under "Certain Business Relationships and Related Transactions".

                             NAME, PRINCIPAL OCCUPATIONS,
                        BUSINESS EXPERIENCE AND DIRECTORSHIPS                AGE

IRVING E. COHEN: Trustee since June 1994 (Independent)                        50

       Chief Acquisition Officer (since 1996) Dames & Moore/Brookhill, LLC, a real estate development company; Managing Director (1994-1996) CPR Group, a real estate consulting company; Managing Partner (from 1990 to 1994) Fuller Corporate Realty Partners, a New York City real estate asset management entity; Director of Real Estate Consulting Services for Price Waterhouse (1989-1990); Special Adviser (1988-1989) and Trustee (1985-1989) Mellon Participating Mortgage Trust, a mortgage real estate investment trust (a "REIT"); and Executive Vice President, E.F. Hutton Properties, Inc. (from 1983 to 1987).

WILLIAM S. FRIEDMAN: President since December 1988 and Trustee since          52
       March 1988 (Affiliated)

       Trustee (since March 1988), Chief Executive Officer (since December
       1993), President (since December 1988), Acting Chief Financial Officer (May 1990 to February 1991), Treasurer (August to September 1989) and Acting Principal Financial and Accounting Officer (December 1988 to August 1989) of the Trust and Vinland Property Trust ("VPT"); Trustee or Director (March 1988 to February 1994), Chief Executive Officer (December 1993 to February 1994), President (December 1988 to February
       1994), Acting Chief Financial Officer (May 1990 to February 1991), Treasurer (August to September 1989) and Acting Principal Accounting Officer (December 1988 to August 1989) of CMET, IORT and TCI; Director and Chief Executive Officer (since December 1990) of Tarragon, the Advisor to the Trust effective April 1, 1994; President (February 1989 to March 1993) and Director (February to December 1989) of Basic Capital Management, Inc. ("BCM"), the Advisor to the Trust (March 1989 to March
       1994); General Partner (1987 to March 1994) of Syntek Asset Management, L.P. ("SAMLP"), which is the General Partner of National Realty, L.P. ("NRLP") and National Operating, L.P. ("NOLP"); Director and President (March 1989 to February 1994) and Secretary (March 1989 to December
       1990) of Syntek Asset Management, Inc. ("SAMI"), the Managing General Partner of SAMLP and a corporation owned by BCM; President (1982 to October 1990) of Syntek Investment Properties, Inc. ("SIPI"), which has invested in, developed and syndicated real estate through its subsidiaries and other related entities since 1973; Director and President (1982 to October 1990) of Syntek West, Inc. ("SWI"); Vice President (1984 to October 1990) of Syntek Finance Corporation; Director (1981 to December 1992), President (July 1991 to December 1992), Vice President and Treasurer (January 1987 to July 1991) and Acting Chief Financial officer (May 1990 to February 1991) of American Realty Trust, Inc. ("ART"); practicing Attorney (since 1971) with the Law Offices of William S. Friedman; Director and Treasurer (November 1989 to February
       1991) of Carmel Realty Services, Inc. ("CRSI"); Limited Partner (January 1991 to December 1992) of Carmel Realty Services, Ltd. ("Carmel, Ltd."). Also, see "Litigation and Claims Involving Mr. Friedman Related to Southmark Corporation" below.

SALLY HERNANDEZ-PINERO: Trustee since May 1994 (Independent)                  43

       Of Counsel (since October 1994) Kalkines, Arky, Zall and Bernstein, New York City; Chairwoman (February 1992 to January 1994) New York City Housing Authority; Deputy Mayor (January 1990 to February 1992) for Finance and Economic Development, City of New York; Commissioner/Chairwoman of the Board of Directors (February 1988 to December 1989) Financial Services Corporation of New York City; Director (since July 1994) of Consolidated Edison; Director (since April 1994) of Dime Savings Bank; Attorney at Law (since 1978).

DAN L. JOHNSTON: Trustee April 1990 to June 1990 and since February 1991
       (Independent)                                                          57

       Attorney in solo practice in New York, New York (1991 to 1994 and since August 1995); Partner in the law firm of Johnston, Kaplan and Lombardi (January to July 1995), New York City; Director (since 1992) of the Complex Drug Investigation and Prosecution Project for the Jefferson Institute for Justice Studies; Chief Counsel, Subcommittee on Criminal Justice, U.S. House of Representatives (June 1990 to January 1991); Executive Director (1986 to 1990) of Prosecuting Attorney's Research Council, a nationwide organization of metropolitan prosecutors which acts to further research to improve the prosecutorial function; Consultant (February 1985 to June 1990) to the Edna McConnell Clark Foundation, which supports efforts of District Attorneys to reduce jail and prison overcrowding; Member (October 1987 to June 1990) of the Civilian Complaint Review Board of the New York City Police Department; Project Director (March 1985 to February

       1986) and Consultant (January 1984 to March 1985) of the Vera Institute of Justice; County Attorney (March 1977 to March 1985) of Polk County, Des Moines, Iowa; Assistant Iowa Attorney General in charge of consumer fraud division (1965); Trustee (December 1992 to May 1995) of VPT; and Director or Trustee (April 1990 to June 1990 and from February 1991 to January 1995) of CMET, IORT and TCI.

LANCE LIEBMAN:  Trustee since March 1995 (Independent)                        54

       Lucy G. Moses Professor of Law (since 1991) Columbia School of Law, New York City; Dean (1991-1995) Columbia School of Law, New York City; Professor of Law (1976 to 1991) and Associate Dean (1981 to 1984) Harvard Law School; Lecturer on Law (1990) Tokyo University Law Faculty, Japan; Director (since 1991) of Greater New York Insurance Co. (both mutual and stock companies); author of numerous articles published in a number of legal periodicals and seven books; Attorney at Law (since
       1967).

LAWRENCE G. SCHAFRAN:  Trustee since March 1995 (Independent)                 58

       Managing General Partner (since 1984) L. G. Schafran & Associates, a real estate investment and development firm in New York City; Director, Publicker Industries (since 1986), an Old Greenwich, Connecticut NYSE listed holding company that operates through subsidiaries in manufacturing services; Director, Capsure Holdings Corp. (since 1986), a Chicago, Illinois NYSE listed property and casualty insurer; Director, Oxigene, Inc. (from March 1993 to June 1996), a U.S. and Swedish pharmaceutical developer; Director, Glasstech, Inc.* (since January
       1995), Perrysberg, Ohio manufacturer of glass bending and tempering equipment; and Director (since December 1993) and Member (since September 1994) and Chairman (since December 1994) of the Executive Committee of The Dart Group Corporation, a Landover, Maryland NYSE listed company engaged with other publicly traded subsidiaries in discount automotive parts and accessories (Trak Auto Corporation), discount bookstores (Crown Books Corporation), discount supermarkets, beverages and real estate; and Chairman (since January 1996) Delta-Omega Technologies, Inc., a Broussard, Louisiana manufacturer and distributor of environmentally safe fire foams, industrial cleaners and de-greasers.

RAYMOND V.J. SCHRAG: Trustee since October 1988 (Independent)                 50

       Attorney, Law Offices of Raymond V. J. Schrag in New York, New York (since January 1995); attorney, Law Offices of Paul J. Schrag, in New York, New York (since 1975); Trustee (1986 to December 1989) of Hidden Strength Mutual Funds; and Trustee or Director (October 1988 to August
       1994) of TCI, IORT and CMET; Trustee (October 1988 to May 1995) of VPT.

CARL B. WEISBROD: Chairman of the Board since March 1995 and Trustee since    52
       February 1994 (Independent)

       Trustee (since 1996) Ford Foundation; President (since 1994) Alliance for Downtown New York, Inc.; Trustee (February 1994 to May 1995) of VPT; President and Chief Executive Officer (April 1990 to 1994) of New York City Economic Development Corporation; President (May 1987 to April
       1990) of 42nd Street Development Project, Inc. of New York State Urban Development Corporation; Executive Director (March 1986 to May 1987) of




---------------------------

     * On May 24, 1993, Glasstech, Inc. filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. An Order confirming a plan of reorganization became effective January 3, 1995 which is the same day Mr. Schafran became a director of Glasstech, Inc.

       Department of City Planning of the City of New York; and Executive Director (July 1984 to March 1986) of City Volunteer Corps of the City of New York.

       THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

LITIGATION AND CLAIMS INVOLVING MR. FRIEDMAN RELATED TO SOUTHMARK CORPORATION

       Until January 1989, William S. Friedman, the President and a Trustee of the Trust, was an executive officer and director of Southmark Corporation ("Southmark"), serving as Vice Chairman of the Board (since 1982), Director (since 1980) and Secretary (since 1984) of Southmark. As a result of a deadlock on Southmark's Board of Directors, Mr. Friedman and Gene E. Phillips, (who served as Trustee of the Trust until December 31, 1992) reached a series of related agreements (later modified) with Southmark on January 17, 1989 (collectively, the "Separation Agreement"), whereby Messrs. Friedman and Phillips resigned their position with Southmark and certain of Southmark's subsidiaries and affiliates. Southmark filed a voluntary petition in bankruptcy under Chapter 11 of the United States Bankruptcy Code on July 14, 1989. Subsequent to the filing of the Southmark bankruptcy, several lawsuits were filed against Southmark, its former officers and directors (including Mr. Friedman) and others, alleging, among other things, that such persons and entities misrepresented the financial condition of Southmark. Mr. Friedman denies all of such allegations. Those lawsuits in which Mr. Friedman was also a defendant are summarized below. THE TRUST IS NOT A DEFENDANT IN ANY OF THESE LAWSUITS.

       In Burt v. Grant Thornton, Gene E. Phillips and William S. Friedman, the plaintiff, a purchaser of Southmark preferred stock, alleged that the defendants disseminated false and misleading corporate reports, financial analysis and news releases in order to induce the public to continue investing in Southmark. Grant Thornton served as independent certified public accountants to Southmark and, for 1988 and 1989, to the Trust. The plaintiff sought actual damages in the amount of less than $10,000, treble damages and punitive damages in an unspecified amount plus attorneys' fees and costs. This case was settled in October 1993 for a nominal payment.

       Consolidated actions entitled Salsitz v. Phillips et al., purportedly brought as class actions on behalf of purchasers of Southmark securities during specified periods, were pending before the United States District Court for the Northern District of Texas. Mr. Friedman entered into a settlement agreement with the plaintiffs, which was approved by the court in October 1993.

       Mr. Friedman also served as a director of Pacific Standard Life Insurance Company ("PSL"), a wholly-owned subsidiary of Southmark, from October 1984 to January 1989. In a proceeding brought by the California Insurance Commissioner, a California Superior Court appointed a conservator for PSL on December 11, 1989. On October 12, 1990, the California Insurance Commissioner filed suit against the former directors of PSL (including Mr. Friedman) seeking damages of $12 million and additional punitive damages. Such lawsuit alleged, among other things, that the defendants knowingly and willfully conspired among themselves to breach their duties as directors of PSL to benefit Southmark. Such suit further alleged that PSL's board of directors failed to convene meetings and delegated to Mr. Phillips authority to make decisions regarding loans, investments and other transfers and exchanges of PSL assets. In August 1993, five former directors of PSL, including Mr. Friedman, settled this lawsuit without admitting any liability (the "PSL Settlement"). At that time, a judgment was entered securing certain payments agreed to be made by Mr. Friedman and other individuals. After making two of the scheduled payments, the payment due in November 1994 was not made. After discussions and additional litigation, effective December 13, 1995, the Commissioner and Messrs. Phillips and Friedman entered into a modification of the PSL Settlement (the "PSL Modification") pursuant to which the $4,450,000 balance of the original payments is to be paid over a ten-year period. Mr. Friedman's liability terminates when the Commissioner has received an aggregate of $1.2 million under the PSL Modification. Tarragon has guaranteed 80% of each of Mr. Friedman's scheduled payments under the PSL Modification. Tarragon and Mr. Friedman have entered into an agreement that Tarragon may offset any amounts paid under such guaranty against salary and other compensation due Mr. Friedman.

       One of Southmark's principal businesses was real estate syndication and from 1981 to 1987 Southmark raised over $500 million in investments from limited partners of several hundred limited partnerships. Seven lawsuits were filed by investors alleging breach of fiduciary duties on the part of Mr. Friedman and others. Two cases were settled in July and October 1993 for nominal payments. In one case, all claims were dismissed by the Court and the defendants (including Mr. Friedman) were awarded sanctions against plaintiffs' counsel. The other four cases were voluntarily dismissed by the plaintiffs without payment of any kind by the defendants.

       San Jacinto Savings Association. On November 30, 1990, San Jacinto Savings Association ("SJSA"), a savings institution that had been owned by Southmark since 1983, was placed under conservatorship of the Resolution Trust Corporation ("RTC") by federal banking authorities. The Office of Thrift Supervision ("OTS") also conducted a formal investigation of SJSA and its affiliates. During late November 1994, Mr. Friedman entered into certain agreements with the RTC and OTS settling all claims relating to (i) his involvement with SJSA, and (ii) any guarantor arrangement of Mr. Friedman as to other financial institutions taken over by the RTC. Pursuant to such arrangements, Mr. Friedman and certain other respondents (including Mr. Phillips) agreed to pay restitution over a 10-year period in the amount of $20,000,000. Mr. Friedman's liability terminated in September 1996 at which time the respondents as a group had paid a total of $5,000,000 out of the total requirement. Mr. Friedman also consented to an order prohibiting him from participating in the conduct of the affairs of an insured depository institution without the prior written approval of the Director of OTS, and agreed to submit certain information to the OTS on a periodic basis. Such arrangements constitute an order limiting Mr. Friedman from engaging in a type of business practice.

BOARD COMMITTEES AND MEETINGS

       The Trust's Board of Trustees held six meetings and acted by written consent two times during 1995. For such year, no incumbent Trustee attended fewer than 75% of the aggregate of (i) the total number of meetings held by the Board of Trustees during the period for which he had been a Trustee and (ii) the total number of meetings held by all committees of the Board of Trustees on which he served during the periods that he served.

       The Trust's Board of Trustees has an Audit Committee, the function of which is to review the Trust's operating and accounting procedures. The current members of the Audit Committee, all of whom are Independent Trustees, are Messrs. Schrag (Chairman), Johnston, and Weisbrod. The Audit Committee met one time during 1995.

       In March 1995, the Board established an Advisory Review Committee to supervise the implementation and performance of the Advisory Agreement with particular emphasis on the allocation of investment opportunities among entities affiliated with Tarragon. The members of the Advisory Review Committee are Messrs. Weisbrod (Chairman) and Cohen and Ms. Hernandez-Pinero. The Advisory Review Committee met two times in 1995.

       In November 1995, the Board of Trustees formed an Option Committee for the purpose of authorizing options under the Share Option and Incentive Plan approved by the Shareholders at the Annual Meeting held on November 20, 1995. The current members of the Option Committee are Messrs. Friedman and Weisbrod.

       The Trust's Board of Trustees does not have Nominating or Compensation Committees.

       Until February 1995, the Trust's Board of Trustees had a Related Party Transaction Committee which reviewed and made recommendations to the Board of Trustees with respect to transactions involving the Trust and any other party or parties related to or affiliated with the Trust, any of its Trustees or any of their affiliates, and a Litigation Committee which reviewed litigation involving Messrs. Phillips and Friedman. Such committees were disbanded in February 1995, and their responsibilities assumed by the Independent Trustees. Messrs. Johnston (Chairman), Davis, Etnire, Schrag, Sims and Stokely, all of whom were Independent Trustees, were the members of the Related Party Transaction Committee, while

Messrs. Johnston (Chairman), Etnire, Jordan, Schrag, Sims and Stokely comprised the Litigation Committee. During 1995, the Related Party Transaction Committee met two times and the Litigation Committee met two times.

EXECUTIVE OFFICERS

       The only person currently serving as an executive officer of the Trust is William S. Friedman, President and Chief Executive Officer. Mr. Friedman's positions with the Trust are not subject to a vote of Shareholders. Mr. Friedman's age, terms of service, all positions and offices with the Trust, Tarragon or BCM, other principal occupations, business experience and directorships with other companies during the last five years or more is set forth above.

OTHER OFFICERS

       Although not executive officers of the Trust, the following persons currently serve as officers of the Trust: Bruce A. Schnitz, Chief Operating Officer; Robert Irvine, Chief Financial Officer; Chris W. Clinton, Senior Vice President - Asset Management; R. W. Lockhart, Senior Vice President - Asset Management; Erin Davis, Vice President and Chief Accounting Officer; Lawrence Hartman, Vice President and Secretary; and Todd C. Minor, Treasurer. Their positions with the Trust are not subject to a vote of shareholders. Their ages, terms of service, all positions and offices with the Trust, or Tarragon, other principal occupations, business experience and directorships with other companies during the last five years or more are set forth below.

BRUCE A. SCHNITZ:  Age 47, Chief Operating Officer (since January 1996).

       Chief Operating Officer (since January 1996) of the Trust, VPT, and Tarragon; President and Chief Executive Officer (1993-1994) of McNeil Acquisition Corporation; President, Chief Operating Officer, and Director (1991-1993), McNeil Real Estate Management, Inc.; Executive Vice President (1989-1991), Southmark Corporation; President and Chief Executive Officer (1986-1991), Southmark Public Syndications; Senior Vice President, Acquisition/Disposition (1979-1986), Robert A. McNeil Corporation.

ROBERT C. IRVINE:  Age 47, Chief Financial Officer (since September 1996).

       Chief Financial Officer (since September 1995) of the Trust, NIRT and Tarragon; Executive Vice President and Chief Financial Officer of FYI, Inc. (February 1996 to July 1996); Executive Vice President, Secretary, Treasurer, Chief Financial Officer and a director of McNeil Real Estate Management, Inc. and a Vice President of McNeil Investors, an affiliated entity (1991-1995); Executive Vice President-Chief Financial Officer of Johnstown Management, Inc., an affiliate of Southmark (June 1989 to February 1991); Vice President, Corporate Development, and other financial positions with Southmark (1986-1989); Acquisition Specialist with Mason Best, a merchant banking firm (1985 to 1986); Senior Manager, Price Waterhouse (1973 to 1985); and Certified Public Accountant (since
       1977).

CHRIS W. CLINTON:  Age 48, Senior Vice President - Asset Management (since May
       1995) and Senior Vice President - Commercial Asset Management (March 1994 to April 1995).

       Senior Vice President - Asset Management (since May 1995) and Senior Vice President - Commercial Asset Management (March 1994 to April 1995) of VPT; Senior Vice President (since March 1994) of Tarragon; Vice President (October 1988 to March 1994) of ART, CMET, IORT, NIRT, TCI, VPT and BCM.

R. W. LOCKHART:  Age 51, Senior Vice President - Asset Management (since May
       1995).

       Senior Vice President - Asset Management (since May 1995) of VPT; Senior Vice President (since March 1994) of Tarragon; Independent Consultant (March 1992 to February 1994); Senior Vice President (July 1989 to March
       1992) of BCM and CRSI.

ERIN D. DAVIS:  Age 34, Vice President and Chief Accounting Officer (since
       September 1996).

       Vice President and Chief Accounting Officer (since September 1996) of the Trust, NIRT and Tarragon; Accounting Manager of the Trust, NIRT and Tarragon (June 1995 to August 1996); Senior Associate, BDO Seidman (January 1993 to June 1995); Senior Accountant and other positions with E&Y Kenneth Leventhal Real Estate Group (formerly Kenneth Leventhal & Company) (January 1988 to December 1992); and Certified Public Accountant (since 1990).

LAWRENCE S. HARTMAN:  Age 31, Vice President and Secretary (since June 1996).

       Vice President and Secretary of the Trust and VPT (since June 1996); Vice President of Tarragon (since May 1996); Associate (March 1994 through May 1996), Coudert Brothers; Partner (September 1990 through March 1994), Anderson, Kill, Olick & Oshinsky.

TODD C. MINOR:  Age 37, Treasurer (since December 1996); Senior Vice President
       - Mortgage Servicing and Financing (May 1995 to December 1996) and Senior Vice President - Finance (March 1994 to April 1995 and from July 1993 to January 1994).

       Senior Vice President - Mortgage Servicing and Financing (May 1995 to December 1996) and Senior Vice President - Finance (March 1994 to April 1995 and from July 1993 to January 1994) of VPT; Senior Vice President (since March 1994) of Tarragon; Senior Vice President -Finance (from July 1993 to March 1994) of BCM, ART, CMET, IORT and TCI; Vice President (from January 1989 to July 1993) of BCM and (from April 1991 to July
       1993) of ART, CMET, IORT, NIRT, TCI and VPT.

       In addition to the foregoing officers, the Trust has other officers who are not listed herein.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

       Under the securities laws of the United States, the Trust's Trustees, executive officers, and any persons holding more than ten percent of the Trust's shares of beneficial interest are required to report their ownership of the Trust's shares and any changes in that ownership to the Securities and Exchange Commission (the "Commission"). Specific due dates for these reports have been established and the Trust is required to report any failure to file by these dates during 1995. During 1995, all of these filing requirements were satisfied by its Trustees and executive officers and ten percent holders except as noted below. In making these statements, the Trust has relied on the written representations of its incumbent Trustees and executive officers and its ten percent holders and copies of the reports that they have filed with the Commission. The following reports filed under Section 16(a) of the Securities Exchange Act of 1934, as amended, during or with respect to the fiscal year ended December 31, 1995 were not filed on a timely basis: Initial Forms 3 of Messrs. Schafran and Cohen and Ms. Hernandez-Pinero and Forms 4 for Messrs. Cohen, Johnston, Liebman, Schafran, Schrage and Weisbrod and Ms. Hernandez-Pinero for the options received by each on November 20, 1995.

THE ADVISOR

       Although the Trust's Board of Trustees is directly responsible for managing the affairs of the Trust and for setting the policies which guide it, the day-to-day operations of the Trust are performed by a contractual advisory firm under the supervision of the Trust's Board of Trustees. The stated duties of the

Advisor include, among other things, locating, investigating, evaluating and recommending real estate and mortgage note investment and sales opportunities, as well as financing and refinancing sources for the Trust. The Advisor also serves as a consultant in connection with the business plan and investment policy decisions made by the Trust's Board of Trustees.

       Consolidated Capital Equities Corporation ("CCEC") was the sponsor and original advisor of the Trust. CCEC was replaced as advisor on August 1, 1988, by Consolidated Advisors, Inc. ("CAI"), the parent of CCEC. On December 2, 1988, CCEC filed a petition seeking reorganization under Chapter 11 of the United States Bankruptcy Code in the United States District Court for the Northern District of Texas. Mr. Friedman was a director of CCEC and CAI from March 1988 through January 1989. Southmark was a controlling shareholder of The Consolidated Companies, the parent of CAI, from March 1988 through February 1989.

       BCM served as the Trust's advisor from March 1989 to March 31, 1994.
Mr. Friedman served as President of BCM until May 1, 1993. BCM is beneficially owned by a trust for the benefit of the children of Mr. Phillips, who served as a Trustee of the Trust until December 7, 1992. At the Trust's annual meeting of shareholders held on April 26, 1993, the Trust's shareholders approved the renewal of the Trust's Advisory Agreement with BCM. BCM resigned as advisor to the Trust effective March 31, 1994. BCM also serves as advisor to CMET, IORI and TCI. Two of the Trustees were also Trustees of CMET and IORT (the predecessor of IORI) and a director of TCI, but have since resigned their positions. BCM served as advisor to VPT until February 28, 1994. Mr. Friedman, President of the Trust also serves as President of VPT. Mr. Friedman was a general partner of the general partner of NRLP. BCM performs certain administrative functions for NRLP and NOLP, the operating partnership of NRLP, on a cost-reimbursement basis. BCM also serves as advisor to ART. Messrs. Friedman and Phillips served as executive officers and directors of ART until November 6, 1992 and December 31, 1992, respectively. Mr. Friedman resigned his positions with CMET, IORT and TCI in February 1994 and from his position with NRLP in March 1994 to concentrate his attention on the Trust, VPT and Tarragon.

       On February 10, 1994, the Trust's Board of Trustees selected Tarragon to replace BCM as the Trust's advisor. Since April 1, 1994, Tarragon has provided advisory services to the Trust under an advisory agreement. Mr. Friedman serves as a director and Chief Executive Officer of Tarragon. Tarragon is owned by William S. and Lucy N. Friedman. The Friedman family owns approximately 33% of the outstanding shares of the Trust.

       The provisions of the Trust's Initial Advisory Agreement dated February 15, 1994 with Tarragon (the "Initial Advisory Agreement") were substantially the same as to those of the BCM advisory agreement except for the annual base advisory fee and the elimination of the net income fee. The BCM advisory agreement provided for BCM to receive an advisory fee comprised of a gross asset fee of .0625% per month (.75% per annum) of the average of the gross asset value of the Trust (total assets less allowance for amortization, depreciation or depletion and valuation reserves) and an annual net income fee equal to 7.5% per annum of the Trust's net income. The Tarragon Initial Advisory Agreement called for an annual base advisory fee of $100,000 (which was paid upon execution on April 1, 1994) plus an incentive advisory fee equal to 16% of the Trust's adjusted funds from operations before deduction of the advisory fee. Adjusted funds from operations was defined as net income (loss) before gains or losses from the sales of properties and debt restructurings plus depreciation and amortization plus any loss due to the writedown or sale of any real property or mortgage loan acquired prior to January 1, 1989. The incentive fee was cumulative within any fiscal year to maintain the 16% per annum rate.

       The following provisions were included in both the BCM advisory agreement and the Tarragon Initial Advisory Agreement:

       (1) The Advisor or an Affiliate of the Advisor was to receive an acquisition commission for supervising the acquisition, purchase or long-term lease of real estate for the Trust equal to the lessor of (i) up to 1% of the cost of acquisition, inclusive of commissions, if any, paid to non-affiliated brokers or (ii) the compensation customarily charged in arm's-length transactions by others rendering similar property acquisition services as an ongoing public activity in the same geographical location and for comparable property; provided that the purchase price of each property (including acquisition commissions and all real estate brokerage fees) could not exceed such property's appraised value at acquisition.

       (2) The Advisor was to receive an incentive sales compensation equal to 10% of the amount, if any, by which the aggregate sales consideration for all real estate sold by the Trust during such fiscal year exceeds the sum of (i) the cost of each such property as originally recorded in the Trusts's books for tax purposes (without deduction for depreciation, amortization or reserve for losses), (ii) capital improvements made to such assets during the period owned by the Trust, and (iii) all closing costs (including real estate commissions) incurred in the sale of such property. However, no incentive fee was to be paid unless (a) such real estate sold in such fiscal year, in the aggregate, had produced an 8% simple annual return of the Trust's net investment including capital improvements, calculated over the Trust's holding period before depreciation and inclusive of operating income and sales consideration and (b) the aggregate net operating income from all real estate owned by the Trust for each of the prior and current fiscal years was to be at least 5% higher in the current fiscal year than in the prior fiscal year.

       (3) The Advisor or an Affiliate of the Advisor was to receive a mortgage or loan acquisition fee with respect to the acquisition or purchase from an unaffiliated party of an existing mortgage or loan by the Trust equal to the lesser of (i) 1% of the amount of the mortgage or loan purchased or (ii) a brokerage or refinancing fee which is reasonable and fair under the circumstances. Such fee was not to be paid in connection with the origination or funding by the Trust of any mortgage loan.

       (4) The Advisor or an Affiliate of the Advisor was also to receive a mortgage brokerage and equity refinancing fee for obtaining loans to the Trust or refinancing on Trust properties equal to the lesser of (i) 1% of the amount of the loan or the amount refinanced or (ii) a brokerage or refinancing fee which is reasonable and fair under the circumstances; provided, however, that no such fee was to be paid on loans from the Advisor or an Affiliate of the Advisor without the approval of the Trust's Board of Trustees. No fee was to be paid on loan extensions.

       (5) The Advisor or any Affiliate of the Advisor must pay to the Trust one-half of any compensation received from third parties with respect to the origination, placement or brokerage of any loan made by the Trust, provided, however, that the compensation retained by the Advisor or any Affiliate of the Advisor shall not exceed the lesser of (i) 2% of the amount of the loan committed by the Trust or (ii) a loan brokerage commitment fee which is reasonable and fair under the circumstances.

       The Initial Advisory Agreement was replaced effective April 1, 1995 with the revised Advisory Agreement. At their March 9, 1995 meeting, the Board of Trustees approved certain revisions to the Initial Advisory Agreement with Tarragon effective April 1, 1995 which were submitted to the Shareholders for approval and approved at the Annual Meeting of Shareholders held on November 20, 1995. The revised Advisory Agreement is very similar to the Initial Advisory Agreement, but eliminates the $100,000 base annual fee and makes various technical changes designed to further clarify the responsibilities of Tarragon. In addition, the revised Advisory Agreement provides that real estate commissions shall be payable to Tarragon and its affiliates only following specific approval by the Board of Trustees for each transaction rather than pursuant to a general agreement. See "Proposal Two - Approval of the current Advisory Agreement" for a description of the compensation under the current Advisory Agreement.

       Under the Tarragon Advisory Agreement, the Advisor is required to formulate and submit annually for approval by the Trust's Board of Trustees a budget and business plan for the Trust containing a twelve-month forecast of operations and cash flow, a general plan for asset sales or acquisitions, lending, foreclosure and borrowing activity, and other investments, and the Advisor is required to report quarterly to the Trust's Board of Trustees on the Trust's performance against the business plan. In addition, all transactions or investments by the Trust shall require prior approval by the Trust's Board of Trustees unless they are explicitly provided for in the approved business plan or are made pursuant to authority expressly delegated to the Advisor by the Trust's Board of Trustees.

       The Tarragon Advisory Agreement also requires prior approval of the Trust's Board of Trustees for retention of all consultants and third party professionals, other than legal counsel. The Advisory Agreement provides that the Advisor shall be deemed to be in a fiduciary relationship to the Trust's shareholders; contains guidelines for the Advisor's allocation of investment opportunities as among itself, the Trust and other entities it advises; and contains a broad standard governing the Advisor's liability for losses by the Trust. Under the Advisory Agreement, neither the Advisor nor any of its shareholders, directors, officers or employees shall be liable to the Trust, the Trustees or the holders of securities of the Trust for any losses from the operations of the Trust if the Advisor had determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Trust and the loss or liability was not the result of negligence or misconduct by the Advisor. In no event will the directors, officers or employees of the Advisor be personally liable for any action or inaction unless it was the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

       Also, if the Trust was to request that the Advisor render services to the Trust other than those required by the advisory agreement, the Advisor or an Affiliate of the Advisor would be separately compensated for such additional services on terms to be agreed upon from time to time. In the past, the Trust hired Carmel, Ltd., an affiliate of BCM, to provide property management services for the Trust's properties. Since April 1, 1994, Tarragon has provided property management services for the Trust's properties. The Trust also engaged, on a non-exclusive basis, Carmel Realty, Inc. ("Carmel Realty"), also an affiliate of BCM, to perform brokerage services for the Trust until March 31, 1994.

       Approval, and any renewal, of the Tarragon Advisory Agreement is required by the Trust's shareholders.

       The Advisory Agreement may only be assigned with the prior consent of the Trust.

       The directors and principal officers of Tarragon are set forth below:

WILLIAM S. FRIEDMAN:        Director and Chief Executive Officer

BRUCE A. SCHNITZ:           Chief Operating Officer

ROBERT C. IRVINE:           Chief Financial Officer

CHRIS W. CLINTON:           Senior Vice President - Commercial Portfolio

ROBERT W. LOCKHART:         Senior Vice President - Residential Portfolio

ERIN D. DAVIS:              Vice President and Chief Accounting Officer

LAWRENCE HARTMAN:           Vice President and Secretary

TODD C. MINOR               Treasurer

PROPERTY MANAGEMENT

       From February 1, 1990 until March 31, 1994, affiliates of BCM provided property management services to the Trust. Carmel, Ltd. provided property management services for a fee of 5% or less of the monthly gross rents collected on the properties under management. In many cases, Carmel, Ltd. subcontracted with other entities for the provision of the property-level management services to the Trust at various rates. The general partner of Carmel, Ltd. is BCM. The limited partners of Carmel, Ltd. are

(i) SWI, of which Mr. Phillips is the sole shareholder, (ii) Mr. Phillips and
(iii) a trust for the benefit of the children of Mr. Phillips. Carmel, Ltd. subcontracted the property-level management and leasing of eleven of the Trust's commercial properties and the commercial properties owned by two of the real estate partnerships in which the Trust is a partner to Carmel Realty, which is owned by SWI. Carmel, Ltd. resigned as property manager for the Trust's properties effective March 31, 1994.

       Commencing April 1, 1994, Tarragon has provided property management services to the Trust for a fee of 4.5% of the monthly gross rents collected on apartment properties and 1.5% to 4% of the monthly gross rents collected on commercial properties.

REAL ESTATE BROKERAGE

       Prior to December 1, 1992, affiliates of BCM provided brokerage services to the Trust and received brokerage commissions in accordance with the advisory agreement. Effective December 1, 1992, the Trust's Board of Trustees approved the non-exclusive engagement by the Trust of Carmel Realty to provide brokerage services for the Trust. Such agreement terminated March 31, 1994. Carmel Realty was entitled to receive a real estate acquisition commission for locating and negotiating the lease or purchase by the Trust of any property equal to the lesser of (i) up to 3% of the purchase price, inclusive of commissions, if any, paid by the Trust to other brokers or (ii) the compensation customarily charged in arm's-length transactions by others rendering similar property acquisition services in the same geographical location and for comparable property. Any commission paid to Carmel Realty by the seller was to be credited against the commission to be paid by the Trust. Carmel Realty was also entitled to receive a real estate sales commission for the sale of each Trust property equal to the lesser of (i) 3% (inclusive of fees, if any, paid by the Trust to other brokers) of the sales price of each property or (ii) the compensation customarily charged in arm's-length transactions paid by others rendering similar services in the same geographic location for comparable property.

       Since March 1, 1994, the Trust has also engaged Tarragon to perform acquisition services for the Trust. In March 1994, the Trust purchased a 198-unit apartment complex in Fort Worth, Texas for cash subject to an existing first mortgage and, in connection with such acquisition, paid real estate brokerage and acquisition commissions of $176,000, based upon the $4.4 million purchase price of the property, to Tarragon. Tarragon is available to and may act as a broker in both purchases and sales of Trust property with commissions payable in amounts customarily charged in arms-length transactions by others rendering similar property acquisition services in the same geographical location and for comparable property.

EXECUTIVE COMPENSATION

       The Trust has no employees, payroll or benefit plans and pays no direct compensation to the officers of the Trust. The Trustees and officers of the Trust who are also officers or employees of the Trust's Advisor are compensated by the Advisor. Such affiliated Trustees and officers of the Trust perform a variety of services for the Advisor and the amount of their compensation is determined solely by the Advisor. Compensation of Trust officers responsible for legal and accounting services is allocated among the various entities for which Tarragon serves as advisor.

       The only direct remuneration paid by the Trust is to the Trustees who are not officers or directors of Tarragon or their affiliated companies. The Independent Trustees (i) review the business plan of the Trust to determine that it is in the best interest of the Trust's shareholders, (ii) review the Trust's contract with the Advisor, (iii) supervise the performance of the Trust's advisor and review the reasonableness of the compensation the Trust pays to its advisor in terms of the nature and quality of services performed,
(iv) review the reasonableness of the total fees and expenses of the Trust and
(v) select, when necessary, a qualified independent real estate appraiser to appraise properties acquired by the Trust. Prior to March 9, 1995, the Independent Trustees received compensation in the amount of $6,000 per year, plus reimbursement for expenses and each Independent Trustee received (i) $3,000 per year for each committee of the Board of Trustees on which he serves,
(ii) $2,500 per year for each committee chairmanship, and (iii) $1,000 per day for any special services rendered by him to the Trust outside of his ordinary duties as Trustee, plus reimbursement for expenses, provided such services are specifically requested by the Board.

       During 1994, $42,750 was paid to the Independent Trustees in total Trustees' fees for all services, including the $6,000 annual fee for services and 1994 special service fees: Willie K. Davis (a Trustee from October 1986 to March 31, 1995), $4,500; Geoffrey C. Etnire (a Trustee from January 1993 to March 9, 1995), $7,862; Dan L. Johnston, $12,000; A. Bob Jordan (a Trustee from October 1992 to June 1994), $3,500; Raymond V.J. Schrag, $7,250; Bennett B. Sims (a Trustee from April 1990 to August 1994), $3,000; Ted P. Stokely (a Trustee from April 1990 to August 1994), $3,000, and Carl Weisbrod, $7,000. Also during 1994, Trustee's fees paid related to 1995 services totalled $12,000 and included Irving E. Cohen, $6,000, and Sally Hernandez-Pinero, $6,000.

       Effective March 9, 1995, the Trust pays the Independent Trustees (i) $15,000 annual fee, (ii) $2,000 per year for each committee of the Board of Trustees on which he (she) serves and an additional $1,000 per year for the Chair of each committee, (iii) $25,000 per year to the Chairman of the Board of Trustees (Mr. Weisbrod), inclusive of any committee fees, and (iv) $1,000 per day for any special services rendered to the Trust outside of the ordinary duties as Trustee, plus reimbursement for expenses, provided such services are specifically requested by the Board. During 1995, $146,500 was paid to the Independent Trustees in total fees for all services, including the $15,000 annual fee as follows: Irving E. Cohen, $17,000; Sally Hernandez-Pinero, $17,000; Dan L. Johnston, $17,000; Lance Liebman, $15,000; L. G. Schafran, $15,000; Raymond V. J. Schrag, $18,000; Carl B. Weisbrod, $40,000; and Willie
K. Davis, $7,500.

       Pursuant to approval of the Independent Trustee Share Option Plan (the "Trustee Plan") at the November 20, 1995 shareholder meeting, the Trust issued options to acquire 3,000 shares to each of the seven Independent Trustees on November 20, 1995. The exercise price of the options is equal to the market price on the grant date. The options expire on the earlier of the first anniversary of the date on which a Trustee ceases to be a Trustee of the Trust or November 20, 2005 (the "Termination Date"), and are exercisable at any time between the date of grant and the Termination Date. In addition, for each year such Trustee continues to serve as a Trustee, he (she) will be awarded an option covering 1,000 shares on January 1 of each year. Accordingly, on January 1, 1996, the Trust issued additional options covering 7,000 shares (1,000 shares each) with an exercise price equal to the market price on the date of grant and the same Termination Date as the options granted in November 1995. The Trustee Plan provides for a total of 60,000 shares.

PERFORMANCE GRAPH

       Commission rules require that a line graph performance presentation be provided comparing cumulative total stockholder return with a performance indicator of a broad market index and either a nationally recognized industry index or a registrant constructed peer group index over a minimum period of five years. The following performance graph compares the cumulative total shareholder return on the Trust's shares of beneficial interest with the Standard & Poor's 500 Stock Index ("S&P 500 Index") and the National Association of Real Estate Investment Trusts, Inc. Equity REIT Total Return Index ("REIT Index"). The comparison assumes that $100 was invested on December 31, 1990 in the Trust's shares of beneficial interest and in each of the indices and further assumes the reinvestment of all dividends. Past performance is not necessarily an indicator of future performance.

             COMPARISON OF FIVE FISCAL YEARS ENDED DECEMBER 31, 1995
                            COMPARATIVE TOTAL RETURN


========================================================================================================
                            1990          1991          1992           1993          1994          1995
--------------------------------------------------------------------------------------------------------
  THE TRUST                 100          160.86        106.81         296.99        314.81        354.40
--------------------------------------------------------------------------------------------------------
  S&P 500 STOCK INDEX       100          130.55        140.56         154.60        152.83        215.25
--------------------------------------------------------------------------------------------------------
  NAREIT EQUITY REIT        100          135.70        155.49         186.06        191.95        221.26
  INDEX
========================================================================================================

The data set forth in the above graph and related table was obtained from the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). All of the data is based upon the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX") and the National Association of Securities Dealers, Inc. ("NASDAQ") National Market System. The data is market weighted. The total return calculation is based upon the weighting at the beginning of the period. Dividends are included in the month based upon their payment date. The total return index includes dividends reinvested on a monthly basis. At month-end December 1995, there were 179 tax-qualified REITs in the NAREIT Equity REIT Total Return Index with a total market capitalization of $46.881 billion.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       CERTAIN BUSINESS RELATIONSHIPS. On February 10, 1994, the Trust's Board of Trustees selected Tarragon to replace BCM as the Trust's advisor effective April 1, 1994 under an advisory agreement. Mr. Friedman serves as director and Chief Executive Officer of Tarragon. Tarragon is owned by William S. and Lucy
N. Friedman. The Friedman family owns approximately 33% of the outstanding shares of the Trust.

       Also on February 10, 1994, VPT's Board of Trustees selected Tarragon to replace BCM as VPT's advisor commencing March 1, 1994. Messrs. Johnston, Schrag and Weisbrod, each a Trustee of the Trust, resigned from VPT's board on May 17, 1995. William S. Friedman also presently serves as President and a Trustee of VPT. Mr. Friedman owes fiduciary duties to VPT as well as to the Trust under applicable law. VPT has the same relationship with Tarragon as the Trust.

       Tarragon occupied office space at VPT's One Turtle Creek Office/Retail Complex until October 1, 1996.

       From February 1, 1990 until March 31, 1994, affiliates of BCM provided property management services to the Trust. Carmel, Ltd. provided property management services for a fee of 5% or less of the monthly gross rents collected on the properties under management. In many cases, Carmel, Ltd. subcontracted with other entities for the property-level management services to the Trust at various rates. The general partner of Carmel, Ltd. is BCM. The limited partners of Carmel, Ltd. are (i) SWI, of which Mr. Phillips is the sole shareholder, (ii) Mr. Phillips and (iii) a trust for the benefit of the children of Mr. Phillips. Carmel, Ltd. subcontracted the property-level management and leasing of eleven of the Trust's commercial properties and the commercial properties owned by two of the real estate partnerships in which the Trust is a partner to Carmel Realty, which is owned by SWI. Carmel, Ltd. resigned as property manager for the Trust's properties effective March 31, 1994. Since April 1, 1994, Tarragon has provided property management services to the Trust.

       Effective December 1, 1992, the Trust engaged Carmel Realty, on a non-exclusive basis, to provide brokerage services for the Trust. Carmel Realty is owned by SWI. Such agreement terminated March 31, 1994. Also, see "Real Estate Brokerage" above.

       Since January 1, 1993, FMS, a company of which Mr. Davis (a Trustee of the Trust from October 1988 to March 31, 1995) is Chairman, President and sole shareholder, has been providing property-level management services, as a subcontractor for up to three properties owned by the Trust. In 1994 and 1995, FMS earned fees of $55,886 and $66,940, respectively, for performing such services. The management of the Trust believes that such fees were at least as favorable to the Trust as those that would be paid to unaffiliated third parties for the performance of similar services.

       RELATED PARTY TRANSACTIONS. Historically, the Trust has engaged in and may continue to engage in business transactions, including real estate partnerships, with related parties. Prior to January 11, 1995, all related party transactions entered into by the Trust were to be approved by a majority of the Trust's Board of Trustees, including a majority of the Independent Trustees. In addition, the Related Party Transaction Committee of the Trust's Board of Trustees was to review all such transactions prior to their submission to the Trust's Board of Trustees for consideration. The Trust's management believes that all of the related party transactions were at least as advantageous to the Trust as could have been obtained from unrelated third parties.

       The Trust is a partner with CMET in the Sacramento Nine ("SAC 9") and Income Special Associates ("ISA") partnerships. SAC 9, which currently owns two office buildings in the Sacramento, California area, is owned 70% by the Trust which is the non-controlling partner. The SAC 9 partnership agreement requires unanimous consent of both the Trust and CMET for any material changes in the operations of SAC 9's properties, including sales, refinancings and property management changes. ISA is a partnership in which the Trust has a 40% interest and CMET holds a 60% interest. ISA in turn owns all of Indcon, L.P. (formerly known as Adams Properties Associates) which owns 32 industrial warehouse facilities. The Indcon, L.P. partnership agreement requires consent of both the Trust and CMET for any material changes in the operations of the partnership properties, including sales, refinancings and changes in property manager. Until March 9, 1995, Geoffrey C. Etnire, a Trustee of CMET was also a Trustee of the Trust and until August 1994, Messrs. Stokley and Sims, Trustees of CMET also served as Trustees of the Trust. Since March 9, 1995, the Trust and CMET have had no Trustee who serves on both boards.

       On December 10, 1990, the Trust's Board of Trustees, based on the recommendation of its Related Party Transaction Committee, authorized the purchase of up to $1 million of the shares of beneficial interest of CMET through negotiated or open market transactions. At December 31, 1993, the Trust owned 54,500 shares of beneficial interest of CMET which it purchased in 1990 and 1991 through open market transactions, at a total cost to the Trust of $250,000. In June 1994, the Trust sold 15,000 shares of beneficial interest of CMET for $210,000 through open market transactions and as a result, recorded a $141,000 gain on sale of investments during 1994. At December 31, 1994, the aggregate market value of the remaining 39,500 CMET shares held by the Trust was $592,500. During the first three months of 1995, the Trust sold the remaining 39,500 CMET shares through open market transactions for $592,500 and, as a result, recorded a $411,200 gain on sale of investments.

       In December 1993, the Trust's Board of Trustees approved the issuance of a $1 million convertible subordinated debenture to Mr. Doyle (Chief Operating Officer of the Trust from February 1994 until August 1996) in exchange for his 10% participation in the profits of the Consolidated Capital Properties II ("CCP II") assets, which the Trust had acquired in November 1992. This participation was granted as consideration for Mr. Doyle's services to the Trust in connection with the CCP II portfolio. The debenture bore interest at a rate of 6% per annum, matured in five years and was convertible into 84,615 of the Trust's shares of beneficial interest. In July 1996, Mr. Doyle converted such debenture into 84,615 shares of beneficial interest.

       In 1994, the Trust paid BCM and its affiliates $468,000 in advisory fees, $103,000 in real estate and mortgage brokerage commissions and $112,000 in property management fees and leasing commissions. In addition, as provided in the advisory agreement, BCM received cost reimbursements from the Trust of $140,000.

       In 1994, the Trust paid Tarragon $909,000 in advisory fees, $267,000 in real estate and mortgage brokerage commissions and $285,000 in property management fees and leasing commissions. In addition, as provided in the advisory agreement, Tarragon received cost reimbursements from the Trust of $999,000.

       In 1995, the Trust paid Tarragon $1 million in advisory fees, $445,000 in real estate and mortgage brokerage commissions, and $330,000 in property management fees. In addition, the Trust paid Tarragon $960,000 in cost reimbursements.

       RESTRICTIONS ON RELATED PARTY TRANSACTIONS. The Trust's Declaration of Trust provides that:

       "[t]he Trustees shall not . . . purchase, sell or lease any Real Properties or Mortgages to or from . . . the Advisor or any of [its] Affiliates," and that "[t]he Trustees shall not . . . make any loan to . . . the Advisor or any of [its] Affiliates."

Moreover, the Declaration of Trust further provides that:

       "[t]he Trust shall not purchase or lease, directly or indirectly, any Real Property or purchase any Mortgage from the Advisor or any affiliated Person, or any partnership in which any of the foregoing may also be a general partner, and the Trust will not sell or lease, directly or indirectly, any of its Real Property or sell any Mortgage to any of the foregoing Persons."

The Declaration of Trust further provides that:

       "[t]he Trust shall not directly or indirectly, engage in any transaction with any Trustee, officer or employee of the Trust or any director, officer or employee of the Advisor . . . or of any company or other organization of which any of the foregoing is an Affiliate, except for . . . [among other things] transactions with . . . the Advisor or Affiliates thereof involving loans, real estate brokerage services, real property management services, the servicing of Mortgages, the leasing of real or personal property, or other services, provided such transactions are on terms not less favorable to the Trust than the terms on which nonaffiliated parties are then making similar loans or performing similar services for comparable entities in the same area and are not entered into on an exclusive basis."

The Declaration of Trust defines "Affiliate" as follows:

       "[A]s to any Person, any other Person who owns beneficially, directly, or indirectly, 1% or more of the outstanding capital stock, shares, or equity interests of such Person or of any other Person which controls, is controlled by, or is under common control with, such Person or is an officer, retired officer, director, employee, partner, or trustee (excluding independent trustees not otherwise affiliated with the entity) of such Person or of any other Person which controls, is controlled by, or is under common control with, such Person."

       As discussed in "Related Party Transactions," above, from September 1990 until March 1995, the Trust invested in shares of CMET. As of December 31, 1994, the Trust owned 39,500 shares of CMET. CMET had the same advisor as the Trust and certain of its then Trustees were also trustees of CMET at the time such shares were acquired. Under the terms of its Declaration of Trust, as amended, the Trust was prohibited from holding the shares of CMET beyond July 30, 1996. Prior to March 31, 1995, all remaining 39,500 CMET shares were sold in open market transactions.

       Prior to January 11, 1995, all related party transactions that the Trust contemplated were to be reviewed by the Related Party Transaction Committee of the Trust's Board of Trustees to determine whether such transactions were (i) fair to the Trust and (ii) permitted by the Trust's governing documents. Each of the members of the Related Party Transaction Committee was a Trustee who is not an officer, director or employee of the Trust's advisor, Tarragon, and is not an officer or employee of the Trust. Such committee was disbanded in February 1995 and its responsibilities assumed by the Independent Trustees.

       Pursuant to the terms of the Modification in the Olive case, which became effective January 11, 1995, any related-party transaction which the Trust may enter into prior to April 27, 1999, with two categories of exceptions, will require the unanimous approval of the Trust's Board of Trustees. In addition, except for the categories noted below, certain defined related-party transactions may only be entered into in exceptional circumstances and after determination by the Trust's Board of Trustees that the transaction is in the best interests of the Trust and that no other opportunity exists that is as good as the opportunity presented by such transaction. Two categories of exception are:

              (i) direct contractual agreements for services between the Trust and the Advisor or one of its affiliates (i.e., the Advisory Agreement, property management contracts, etc.) which require prior approval by two-thirds of the Trustees of the Trust and, if required, approval by a majority of the Shareholders;

              (ii) joint ventures among the Trust and another party to the Modification in the Olive case or any of their affiliates or subsidiaries and a third party having no prior or intended future business or financial relationship with specified persons, or any affiliate of such persons, may be entered into on the affirmative vote of a majority of the Trustees of the Trust.

                                  PROPOSAL TWO
                       APPROVAL OF THE ADVISORY AGREEMENT

       Section 4.2 of the Trust's Declaration of Trust provides that any contract with the Advisor cannot have an initial term of more than two years and must provide for annual renewal or extension thereafter, subject to approval by the Shareholders of the Trust. Such provision also provides that the Trustees shall not enter into such a contract with any person of which a Trustee is an Affiliate unless such contract provides for renewal or extension thereof by the affirmative vote of a majority of the Trustees who are not Affiliates of such person. Such contract with the Advisor may be terminated without penalty by the Advisor upon 120 days' written notice, or by action of holders of a majority of the outstanding shares of the Trust without penalty, or by the Trust without penalty by action of a majority of the Trustees, including a majority of the Trustees not affiliated with the Advisor or any of its Affiliates, upon 60 days' written notice in a manner to be set forth in the contract with the Advisor.

       In considering Proposal Two for the approval of the advisory agreement, Shareholders should be aware that William S. Friedman, Trustee and President of the Trust, is a director and the Chief Executive Officer of Tarragon. Tarragon is owned by William S. and Lucy N. Friedman. If the current advisory agreement is approved, Tarragon will be entitled to receive payments of certain fees from the Trust for the services it will perform. In addition, Tarragon serves as advisor to other entities engaged in real estate investment activities that are similar to those of the Trust and which may compete with the Trust in purchasing, selling, leasing and financing real estate and related investments.

       At the Trust's annual meeting held on April 26, 1993, the Trust's Shareholders approved a revised advisory agreement dated December 1, 1992 between the Trust and BCM. At that time, BCM and its affiliates (other than William S. Friedman) held a substantial ownership interest in the shares of the Trust (approximately 16.6%). During 1993, BCM and its affiliates divested themselves of such ownership interest and by the first quarter of 1994 did not own any direct or indirect significant interest in the Trust. At the time of such event, BCM desired to be replaced as the Trust's Advisor. At the same time, the Trustees desired to (i) reduce the cost of the advisory relationship and make an advisory compensation arrangement primarily incentive based, (ii) have an advisor which had a substantial ownership interest in the Trust, either directly or through affiliates of such advisor, and (iii) have an advisor with a significant presence in the New York City area where a majority of the Trustees were located. During early February 1994, the Related Party Transaction Committee met and considered these factors and a preliminary advisory service proposal from Tarragon. The members of the Related Party Transaction Committee (Messrs. Johnston, as Chairman, Davis, Etnire, Schrag, Sims and Stokely) recommended to the Board of Trustees, on February 10, 1994, the replacement of BCM with Tarragon. No listing of the various factors (or weight given to each) is available. However, such Committee (and ultimately the whole Board) considered only BCM and Tarragon because the Trustees felt that due to the complexity of the operations and governance of the Trust, continuity was essential.

       On February 10, 1994, the Trust's Board of Trustees selected Tarragon to replace BCM as the Trust's Advisor commencing April 1, 1994. At such meeting, the Board of Trustees reviewed an advisory service proposal from Tarragon which contained a copy of a proposed advisory agreement. At that time Mr. Friedman advised the Board that such proposal was in line with his belief that the advisor should have substantial ownership interest in the Trust which would align it with the interest of the other shareholders of the Trust. Such proposal disclosed the ownership of Tarragon, provided for an arrangement similar to the prior BCM advisory agreement (except for the base fee), and advised that Tarragon and its affiliates would undertake to inform the Board of Trustees of all real estate investments Tarragon makes for its own account or for the account of its principals and that Tarragon would allocate all investment opportunities to those entities which have had uninvested funds for the longest period of time. At that time, the Board of Trustees considered only continuation of BCM (the then Advisor) and/or selection of Tarragon; no listing of material factors (or the weight given to each) is available; and the Board of Trustees approved the engagement of Tarragon to replace BCM as the Trust's advisor.

       Since April 1, 1994, Tarragon has provided advisory services to the Trust under an Advisory Agreement dated February 15, 1994 between the Trust and Tarragon (the "Initial Advisory Agreement"). The provisions of the Trust's Initial Advisory Agreement with Tarragon were substantially the same as those of the BCM Advisory Agreement except for the annual base advisory fee and the elimination of the net income fee. The Tarragon Initial Advisory Agreement called for an annual base advisory fee of $100,000 plus an incentive advisory fee equal to 16% of the Trust's Adjusted Funds From Operations before deduction of the advisory fee. Adjusted Funds From Operations is defined as net income
(loss) before gains or losses from the sale of properties and debt restructuring plus depreciation and amortization plus any loss due to the write-down or sale of any real property or mortgage loan acquired prior to January 1, 1989.

       At their March 9, 1995 meeting, a majority of the Board of Trustees approved certain revisions to the Initial Advisory Agreement with Tarragon. Prior to March 9, 1995, a group consisting of certain of the independent Trustees (Messrs. Weisbrod, Cohen and Johnston), as the Advisory Agreement Review Committee, carefully reviewed the Initial Advisory Agreement, the performance of Tarragon and the results of operations of the Trust during the first year under the Initial Advisory Agreement. Such committee concluded that the Trust's performance with Tarragon was satisfactory, that similarly situated "REITs" had higher overall general and administrative costs than the Trust, and that the cost to the Trust of internal administration would be much greater than the cost of continuing with Tarragon. Based upon such review, such Committee recommended to the Board of Trustees approval of the Advisory Agreement, as amended by the modifications to be effective April 1, 1995; no listing of material factors (or weight given to each) is available; and the Board of Trustees, by a majority, approved the amendments to the Initial Advisory Agreement to result in the Advisory Agreement. Mr. Schafran (who was elected a Trustee at the March 9, 1995 meeting) voted against approval, stating that he did not then have sufficient familiarity with the materials reviewed by the Committee; Mr. Friedman abstained from voting, and all other Trustees voted unanimously to approve the amendments, the engagement of Tarragon as the Advisor under the Advisory Agreement, and to recommend approval of the Advisory Agreement to the Shareholders. The Advisory Agreement is an amendment and full restatement of, and is similar to, the Initial Advisory Agreement but eliminated the $100,000 base annual fee, made certain technical changes designed to further clarify the responsibilities and rights of Tarragon, and provided that real estate commissions shall be payable to Tarragon and its affiliates only following specific approval by the Board of Trustees for each transaction rather than pursuant to a general agreement.

       On May 22, 1996, the Advisory Review Committee met to review and discuss renewing the Advisory Agreement. After careful consideration of the Trust's current needs and goals, the Committee unanimously recommended approval of the renewal of the Advisory Agreement to the Board of Trustees at the meeting held June 4, 1996. The Board of Trustees overwhelmingly approved of renewing the Advisory Agreement with all Trustees voting in favor of the proposal except Mr. Schafran who was absent and Mr. Friedman who abstained.

         The Board of Trustees recommends that Shareholders approve the renewal through the next annual meeting of Shareholders of the current advisory agreement described below between the Trust and Tarragon. A copy of the Advisory Agreement appears as Appendix A to this Proxy Statement and is described below. If the Shareholders approve Proposal Two, the current Advisory Agreement will have a term extending through the next Annual Meeting of Shareholders, and any renewal of the Advisory Agreement thereafter will be subject to Shareholder approval in accordance with the provisions of Section
4.2 of the Declaration of Trust. If the Shareholders fail to approve Proposal Two, the Board of Trustees may choose to engage a different party to serve as Advisor under a different contract or may operate the Trust without an advisor. The affirmative vote of a majority of the votes cast at the Annual meeting is required to approve the Advisory Agreement.

       The Advisory Agreement may be terminated without cause or penalty upon 60 days' written notice by the Trust to Tarragon or 120 days' written notice by Tarragon to the Trust. Termination requires a majority vote of the Trustees who are not affiliated with Tarragon or a majority vote of the Shareholders. The Board of Trustees may enter into an advisory contract with a new advisor without Shareholder approval. Such contract could not have an initial term of more than two years and must provide for annual renewal or extension thereafter, subject to Shareholder approval.

THE CURRENT ADVISORY AGREEMENT WITH TARRAGON

       The current Advisory Agreement with Tarragon provides that Tarragon is to be responsible for the day-to-day operations of the Trust and to receive an advisory compensation from the Trust based on the following:

              (1) no base or fixed advisory fee is payable, but the Advisor is to receive an incentive advisory fee equal to 16% per annum of the Trust's "Adjusted Funds From Operations" (funds from operations plus any loss on a property or mortgage acquired prior to January 1, 1989 and the amount of advisory fees payable to the extent such fees are considered as current expenses in determining profit or loss) for each Fiscal Year or portion thereof for which the Advisor provides services, beginning March 31, 1994; the incentive fee is payable monthly in advance based on the most recent month for which a monthly financial statement has been prepared and is cumulative within any fiscal year to maintain the 16% per annum rate.

              (2) the Advisor or an Affiliate of the Advisor is to receive an acquisition commission for supervising the acquisition, purchase or long-term lease of real estate for the Trust equal to 1% of the cost of acquisition, inclusive of commissions, if any, paid to non-affiliated brokers, except that no fee is due for the acquisition through or from an affiliate of the Trust or the Advisor provided that the purchase price of each property (including acquisition commissions and all real estate brokerage fees) may not exceed such property's appraised value at acquisition.

              (3) the Advisor or an Affiliate of the Advisor is also to receive a mortgage brokerage and refinancing fee for obtaining loans to the Trust or refinancing on Trust properties equal to the lesser of (i) 1% of the amount of the loan or the amount refinanced or (ii) a brokerage or refinancing fee which is reasonable and fair under the circumstances; provided, however, that no such fee shall be paid on loans from the Advisor or an Affiliate of the Advisor without the approval of the Trust's Board of Trustees. No fee shall be paid on loan extensions.

              (4) subject to the approval by the Board of Trustees, the Trust may pay the Advisor or an Affiliate of the Advisor a real estate brokerage commission for (i) the purchase of real property by the Trust, or (ii) the sale of real property owned by the Trust when the Advisor acts as the broker in such transaction in amounts which are not to exceed customary fees charged by nationally recognized real estate brokers for normal, similar transactions on a non-exclusive basis.

       The Advisor or any Affiliate of the Advisor must pay to the Trust the full amount of any compensation received from third parties with respect to the origination, placement or brokerage of any loan made by the Trust.

       Also under the Advisory Agreement, Tarragon is to receive reimbursement of certain expenses incurred by it in the performance of the Advisory services to the Trust. Under the Advisory Agreement (as required by the Trust's Declaration of Trust), all or a portion of the annual Advisory fee must be refunded by the Advisor to the Trustee if the Operating Expenses of the Trust (as defined in the Trust's Declaration of Trust) exceeds certain limits specified in the Declaration of Trust based on the book value, net asset value and net income of the Trust during such fiscal year.

       Additionally, if the Trust were to request Tarragon render services to the Trust other than those required by the Advisory Agreement, the Advisory Agreement provides that Tarragon or an Affiliate of Tarragon will be separately compensated for such additional services on terms to be agreed upon from time to time.

       Tarragon may only assign the Advisory Agreement with the prior consent of the Trust.

       The following table sets forth the changes or alterations in compensation payable to the Advisor under the BCM Advisory Agreement and the Tarragon Advisory Agreement during the periods indicated:

                                  BCM ADVISORY            TARRAGON INITIAL
                                AGREEMENT DATED          ADVISORY AGREEMENT         TARRAGON ADVISORY
                                DECEMBER 1, 1992       DATED FEBRUARY 15, 1994     AGREEMENT AS AMENDED
                             (DECEMBER 1, 1992 TO         (APRIL 1, 1994 TO        DATED APRIL 1, 1995
                                MARCH 31, 1994)            MARCH 31, 1995)       (APRIL 1, 1995 FORWARD)
 Base fixed annual fee      None                       $100,000                  None

 Gross asset fee            0.0625% per month          None                      None
                            (0.75% per annum) of
                            the average Gross Asset
                            Value of the Trust
 Net income fee             7.5% per annum of the      None                      None
                            Trust's net income paid
                            on a quarterly basis

 Incentive advisory fee     None                       16% per annum of Trust    16% per annum of Trust
 for successful                                        "Adjusted Funds from      "Adjusted Funds from
 investment and                                        Operations" (as           Operations" (as
 management of Trust's                                 defined)                  defined)
 assets

 For supervision of the     the lesser of (i) 1% of    1% of the cost, but no    1% of the cost, but no
 acquisition, purchase      the cost paid to non-      fee on acquisitions       fee on acquisitions
 or long-term lease of      affiliated brokers or      from affiliates           from affiliates
 real property of the       (ii) compensation
 Trust                      customarily charged in
                            arm's-length
                            transactions by others
                            in the same area;
                            however, a separate
                            agreement with an
                            affiliate of BCM
                            provided for a 3%
                            acquisition fee

 Mortgage brokerage and     the lesser of (i) 1% of    the lesser of (i) 1% of   the lesser of (i) 1% of
 refinancing fees           the amount of loan or      the amount of loan or     the amount of loan or
                            amount refinanced or       amount refinanced or      amount refinanced or
                            (ii) a fee which is        (ii) a fee which is       (ii) a fee which is
                            reasonable and fair        reasonable and fair       reasonable and fair
                            under the circumstances    under the circumstances   under the circumstances

 Mortgage or loan           the lesser of (i) 1% of    the lesser of (i) 1% of   None
 acquisition fees           the amount of the          the amount of the
                            mortgage or loan           mortgage or loan
                            purchased by the Trust     purchased by the Trust
                            or (ii) a fee which is     or (ii) a fee which is
                            reasonable and fair        reasonable and fair
                            under the circumstances    under the circumstances

 Real estate brokerage      the lesser of (i) 5%       None--included in         Subject to approval by
 commissions                (inclusive of fees paid    "Incentive Sales          Board of Trustees, may
                            to non-affiliated          Compensation" below       pay if the Advisor or
                            brokers) of sales price                              affiliate acts as the
                            or (ii) compensation                                 broker in such amounts
                            customarily charged in                               not to exceed customary
                            arm's-length                                         fees charged by
                            transactions by others                               nationally recognized
                            rendering similar                                    real estate brokers for
                            services in the same                                 normal, similar
                            geographic location                                  transactions on a non-
                                                                                 exclusive basis

                                  BCM ADVISORY            TARRAGON INITIAL
                                AGREEMENT DATED          ADVISORY AGREEMENT         TARRAGON ADVISORY
                                DECEMBER 1, 1992       DATED FEBRUARY 15, 1994     AGREEMENT AS AMENDED
                             (DECEMBER 1, 1992 TO         (APRIL 1, 1994 TO        DATED APRIL 1, 1995
                                MARCH 31, 1994)            MARCH 31, 1995)       (APRIL 1, 1995 FORWARD)
 Incentive sales            fee equal to 10% of the    fee equal to 10% of the   None
 compensation               amount of sales            amount of sales
                            consideration for all      consideration for all
                            real property sold by      real property sold by
                            the Trust exceeds the      the Trust exceeds the
                            results of a formula       results of a formula
                            consisting of four         consisting of four
                            separate parts             separate parts

 Third-party mortgage       Advisor to pay Trust       Advisor to pay Trust      Advisor shall pay to
 placement fees             1/2 of any compensation    1/2 of any compensation   Trust all compensation
                            received from third        received from third       received from third
                            parties for                parties for               parties for
                            origination, placement     origination, placement    origination, placement
                            or brokerage of loan       or brokerage of loan      or brokerage of any
                            made by Trust but          made by Trust but         loan made by the Trust
                            Advisor compensation       Advisor compensation
                            retained may not exceed    retained may not exceed
                            lesser of (i) 2% of        lesser of (i) 1% of
                            amount of loan             amount of loan
                            committed or (ii) a fee    committed or (ii) a fee
                            which is reasonable and    which is reasonable and
                            fair under the             fair under the
                            circumstances              circumstances

 Additional services        If and to the extent       If and to the extent      If and to the extent
                            requested by the Trust,    requested by the Trust,   requested by the Trust,
                            separately on terms to     separately on terms to    separately on terms to
                            be agreed upon between     be agreed upon between    be agreed upon between
                            the Trust and such         the Trust and such        the Trust and such
                            party                      party                     party


       In 1993, the Trust paid BCM and its affiliates $1,537,000 in advisory fees, $21,000 in real estate and mortgage brokerage commissions, and $360,000 in property management fees and leasing commissions. Also, as provided in the advisory agreement with BCM, in 1993 BCM received cost reimbursements from the Trust of $627,000.

       In 1994, when BCM was replaced as the Trust's Advisor on April 1, the Trust paid BCM and its affiliates $468,000 in advisory fees, $103,000 in real estate and mortgage brokerage commissions, and $112,000 in property management fees; BCM also received cost reimbursements from the Trust of $140,000 during such period. Assuming BCM had continued as the Trust's Advisor for the full calendar year 1994, and assuming the occurrence of the same events for the Trust on the same basis, it is estimated that BCM would have received $1,543,000 in advisory fees, at least $370,000 in real estate and mortgage brokerage commissions, and at least $504,000 in property management fees, and $1,139,000 in cost reimbursements.

       In 1994, the Trust paid Tarragon $909,000 in advisory fees, $267,000 in real estate and mortgage brokerage commissions, and $285,000 in property management fees and leasing commissions. In addition, as provided in the Advisory Agreement, Tarragon received cost reimbursements from the Trust of $999,000.

       In 1995, the Trust paid Tarragon $1 million in advisory fees, $45,000 in real estate and mortgage brokerage commissions, and $330,000 in property management fees. In addition, the Trust paid Tarragon $960,000 in cost reimbursements.

       THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE ADVISORY AGREEMENT because the terms of such agreement are, in its' view, as favorable to the Trust as those that would be obtained from unaffiliated third parties for the performance of similar services, while at the same time the Advisory Agreement gives Tarragon adequate incentive to improve the performance of the Trust's properties and mortgages.

                    DECLARATION OF TRUST AMENDMENT PROPOSALS

       At the Annual Meeting, six proposed amendments to the Declaration of Trust will be presented to shareholders. The proposed amendments (Proposals Three, Four, Five, Six, Seven and Eight) are intended to either clarify the authority of the Trust and the Trustees to make certain classes of investments (Proposals Three and Four) or remove restrictions upon the Trust and the Trustees from making certain types of investments or issuing certain securities (Proposals Five, Six, Seven and Eight). The Board of Trustees has reviewed the Declaration of Trust and evaluated the types of investments the Trust may consider in the future in light of current available investment vehicles, many of which were not available (or even contemplated by the public) in 1978 at the inception of the Trust and the creation of the original declaration of trust entered into on October 31, 1978. Based upon that review, the Board of Trustees wishes to have the maximum flexibility that is permitted for REITs under the Internal Revenue Code of 1986, as amended, and has recommended the shareholders approve each of the six amendments to the Declaration of Trust.


                                 PROPOSAL THREE
                 AMENDMENT OF THE TRUST'S DECLARATION OF TRUST
                 TO CLARIFY AUTHORIZATION FOR THE TRUST TO OWN
                      SECURITIES OF OTHER ENTITIES OR HAVE
                     WHOLLY-OWNED SUBSIDIARIES IN ANY STATE

       Section 3.2 of the Declaration of Trust provides for certain specific powers and authorization for the Board of Trustees. Subpart (l) of Section 3.2 of the Declaration of Trust currently authorizes the Trustees to enter into joint ventures, general or limited partnerships, and any other lawful combinations or associations. However, it is not absolutely clear from such authorization that the Trust may hold or own securities of other entities or own subsidiaries in any other state.

       The Board of Trustees proposes to amend subpart (l) of Section 3.2 of the Declaration of Trust to add certain language for clarification purposes. The proposed amendment would add the following language to subpart (l) of
Section 3.2 (new language underlined):


              "(l) to enter into joint ventures, general or limited partnerships and any other lawful combinations or associations, create, acquire or invest in any business entity (including a corporation whether or not a wholly-owned subsidiary or REMIC) and to purchase, receive, subscribe for, or otherwise acquire, own, hold, vote, use, employ, mortgage, lend, pledge, sell or otherwise dispose of, and otherwise use and deal in and with, securities, shares or other interests in, or obligations of, domestic or foreign corporations, associations, partnerships, limited liability companies, other real estate investment trusts, or individuals, or direct or indirect obligations of the United States or of any other government state, territory, government district, or municipality, or any instrumentality thereof, and to be an organizer, partner, member, associate, equity owner, equity participant or manager of any partnership, joint venture, limited liability company or other enterprise, and to the extent permitted in any other jurisdiction, to be an incorporator of any other corporation of any type or kind."


The purpose of the proposed amendment is to increase the flexibility of the Trust and ability to specifically invest in various types of securities of other entities, including wholly-owned subsidiaries or a REMIC, which would include joint ventures and secured loans with an option to acquire an equity interest in property serving as security. Such transactions generally involve other investors who may be seeking other types of benefits in real estate and may require the Trust to be an incorporator or organizer of other entities. Under the current terms of the Declaration of Trust, it is not clear, without some interpolation, that the Trust can invest in certain types of business entities, including limited liability companies. While there is no prevention under most state laws from the Trust becoming a "member" of a limited liability company or a participant in any other enterprise, it is not clear that the Trust is authorized to do so under the Declaration of Trust. The Trustees are currently studying the possibility of such transactions in principle only, and no specific investment or property is presently under consideration.

       Pursuant to Section 8.3(a) of the Declaration of Trust, as amended, the proposal to amend subpart (l) of Section 3.2 of the Declaration of Trust must be approved by a vote of Shareholders holding a majority of the outstanding Shares entitled to vote thereon which constitutes the requirement for an affirmative vote of 1,764,349 Shares. As of February 7, 1997, management and affiliates held 1,187,120 Shares representing approximately 34% of the Shares outstanding. Management intends to vote all of such Shares for Proposal Three in accordance with the recommendation below of the Board of Trustees.


           THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL THREE



                                 PROPOSAL FOUR
                 AMENDMENT OF THE TRUST'S DECLARATION OF TRUST
               TO SPECIFICALLY AUTHORIZE PURCHASE OR ACQUISITION
                             OF ITS OWN SECURITIES

       Section 6.1 of the Declaration of Trust currently provides that "shares reacquired by the Trust shall no longer be deemed outstanding and shall have no voting or other rights unless and until re-issued . . ." By implication, it is assumed that such language indirectly permits the Trust to purchase or otherwise acquire its own shares or securities, but the Declaration of Trust in the enabling language of the Trustee's Powers under Article III do not specifically provide an authorization for the Trust to purchase or otherwise acquire its own securities. Accordingly, the Board of Trustees proposes that the Declaration of Trust be amended by adding a new provision (w) to Section
3.2 of the Declaration of Trust and to re-number the current (w) as described below. In addition, to insure that the Trust is permitted to engage in any and all activities authorized or permitted by the Internal Revenue Code of 1986, as amended, the Board of Trustees proposes the addition of another provision to
Section 3.2 to authorize such activities.

       Specifically, the proposed amendment would add the following provisions to Section 3.2, beginning as (w), and to re-number the current (w) as described below (new language underlined):


              "(w)   to purchase or otherwise acquire its own bonds,
       debentures, certificates, or other evidences of indebtedness or obligations for its own Shares and hold those acquired Shares as Treasury Shares or cancel or otherwise dispose of those acquired Shares and to redeem or purchase Shares made redeemable by the provisions of this Declaration, if any.



              "(x)   to engage in any and all activities that are mandated,
       authorized or permitted by sections of the Internal Revenue Code of 1986, as amended, or any successor statute, that relate to or govern real estate investment trusts or the regulations adopted under that law.



              "(y)   whether included in the foregoing or not, to have and
       exercise all powers necessary or appropriate to effect any or all of the purposes for which this Trust is organized.



              (z) (renumbered from [w]) to do all other such acts and things as are incident to the foregoing, and to exercise all powers which are necessary or useful to carry on the business of the Trust; to promote any of the purposes for which the Trust is formed, and to carry out the provisions of this Declaration."


REASONS FOR THE AMENDMENT

       Other provisions of the Declaration of Trust permit the Trustees, without any action or consent by the Shareholders, to issue bonds, debentures, notes, or other evidences of indebtedness which may be secured or unsecured and may be convertible into Shares and which include options, warrants and rights to subscribe to, purchase or acquire any of such securities (see Section 3.2[d]). While it should be implicit that if securities may be issued, the issuer may also have the ability to purchase or otherwise re-acquire such securities, it would be more appropriate to specifically state in the governing instrument that such authority does exist.

       Pursuant to Section 8.3(a) of the Declaration of Trust, as amended, the proposal to amend Section 3.2 of the Declaration of Trust to add new subparts
(w) through (y) and to re-number existing (w) to (z) must be approved by a vote of Shareholders holding a majority of the outstanding Shares entitled to vote thereon which constitutes the requirement for an affirmative vote of 1,764,349 Shares. As of February 7, 1997, management and affiliates held 1,187,120 Shares representing approximately 34% of the Shares outstanding. Management intends to vote all of such Shares for Proposal Four in accordance with the recommendation below of the Board of Trustees.

           THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL FOUR



                                 PROPOSAL FIVE
                    THE REPEAL OF SUBPART (d) OF SECTION 5.3
                      OF THE TRUST'S DECLARATION OF TRUST

       The Board of Trustees recommends that Shareholders approve the repeal and deletion of subpart (d) of Section 5.3 of the Trust's Declaration of Trust which prohibits the Trustees from issuing warrants, options or rights to buy Shares except as a part of (i) a ratable issue or distribution to Shareholders,
(ii) a public offering or (iii) a financial arrangement with parties other than the Advisor, directors, Trustees, officers or employees of the Trust or its Advisor. Subpart (d) of Section 5.3 currently provides as follows:

               "5.3  Restrictions.  The Trustees shall not: . . .

                     (d) issue warrants, options or rights to buy shares, except as part of a ratable issue to Shareholders or as part of a public offering or as part of a financial arrangement with parties other than the Advisor or directors, trustees, officers or employees of the Trust or the Advisor or as part of a ratable distribution to Shareholders; . . ."

The proposed repeal and deletion would replace the existing language with the following:

                     "(d)   deleted;"

BACKGROUND AND REASONS FOR REPEAL OF SUBPART (d)

       The Trust's Declaration of Trust sets forth certain restrictions on the ability of the Board of Trustees to invest the Trust's assets and/or maximize the investments of the Trust through use of various forms of securities (specifically, warrants, options or rights to purchase or acquire Shares) except in certain limited instances. Such provision has been included in the Declaration of Trust since its inception.

       The Board of Trustees believes that this provision unnecessarily restricts the possible scope of the Trust's investment activities and use of alternate securities. The use of warrants, options or rights is, today, an acceptable currency in connection with various transactions involving the issuance of other securities and/or acquisition of assets. Even the current Statement of Policy Regarding Real Estate Investment Trusts, as last revised and adopted by the North American Securities Administrators Association, Inc. ("NASAA"), provides as a standard investment restriction that a "REIT may issue options or warrants to persons not so connected with the REIT but not at exercise prices less than fair market value of such securities on the date of grant and for consideration (which may include services) that in the judgment of the INDEPENDENT TRUSTEES, has a market value less than the value of such option on the date of grant." [NASAA Statement of Policy Regarding Real Estate Investment Trusts III.K.6.]

       Subpart (d) of Section 3.2 of the Declaration of Trust specifically authorizes the Trustees to issue options, warrants and rights to subscribe, purchase or acquire Shares and other securities issued by the Trust, without any action by the Shareholders, for such consideration as the Trustees deem advisable. However, present subpart (d) of Section 5.3 limits that authorization to prevent the issuance of such type of securities in normal commercial real estate and mortgage loan transactions.

       The Trust has no outstanding warrants or rights for the purchase of Shares and no transaction is under consideration in which any such issuance of securities by the Trust is contemplated.

       Pursuant to Section 8.3(a) of the Declaration of Trust, as amended, the proposal to amend Section 5.3 of the Declaration of Trust to repeal subpart (d) must be approved by a vote of Shareholders holding a majority of the outstanding Shares entitled to vote thereon which constitutes the requirement for an affirmative vote of 1,764,349 Shares. As of February 7, 1997, management and affiliates held 1,187,120 Shares representing approximately 34% of the Shares outstanding. Management intends to vote all of such Shares for Proposal Five in accordance with the recommendation below of the Board of Trustees.

           THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL FIVE



                                  PROPOSAL SIX
                    THE REPEAL OF SUBPART (e) OF SECTION 5.3
                      OF THE TRUST'S DECLARATION OF TRUST

       The Board of Trustees recommends that Shareholders approve the repeal and deletion of subpart (e) of Section 5.3 of the Trust's Declaration of Trust which limits the Trust's ability to invest in certain unimproved, non-income-producing property. Subpart (e) of Section 5.3 currently provides as follows:

       "5.3   Restrictions.  The Trustees shall not: . . .

                     "(e)   invest any of the Assets of the Trust Estate in
              unimproved, non-income-producing Real Property, or in participations in the ownership of or Mortgage Loans on unimproved, non-income-producing Real Property, except that it shall be permissible to obtain a lien interest on unimproved, non-income-producing or partially developed Real Property when given by a borrower as additional security on a permitted type of Mortgage Loan."

The proposed repeal and deletion would replace the existing language with the following:

                     "(e)   deleted;"

BACKGROUND AND REASONS FOR REPEAL OF SUBPART (e)

       The Trust's Declaration of Trust sets forth certain restrictions on the ability of the Board of Trustees to invest the Trust's assets. One restriction is the limitation set forth in subpart (e) of Section 5.3 which limits the Trust's ability to invest in certain unimproved, non-income-producing property.

       The Board of Trustees believes this provision unnecessarily restricts the possible scope of the Trust's investment activities. In the event that the Trust has an opportunity to invest in unimproved property which could result in a substantial return to the Trust, the Trust should not be restricted from entering into such a transaction. The Board of Trustees has not identified any specific unimproved property for possible acquisition by the Trust at this time.

       Pursuant to Section 8.3(a) of the Declaration of Trust, as amended, the proposal to amend Section 5.3 of the Declaration of Trust to repeal subpart (e) must be approved by a vote of Shareholders holding a majority of the outstanding Shares entitled to vote thereon which constitutes the requirement for an affirmative vote of 1,764,349 Shares. As of February 7, 1997, management and affiliates held 1,187,120

Shares representing approximately 34% of the Shares outstanding. Management intends to vote all of such Shares for Proposal Six in accordance with the recommendation below of the Board of Trustees.

            THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL SIX



                                 PROPOSAL SEVEN
                    THE REPEAL OF SUBPART (g) OF SECTION 5.3
                      OF THE TRUST'S DECLARATION OF TRUST

       The Board of Trustees recommends that Shareholders approve the repeal and deletion of subpart (g) of Section 5.3 of the Trust's Declaration of Trust which limits the time which the Trust may hold investments in equity securities. This subpart originally provided that the Trust shall not invest in any equity security, including shares of other real estate investment trusts for a period in excess of 18 months except for shares of a qualified real estate investment trust ("REIT") subsidiary as defined in Section 856(i) of the Internal Revenue Code, and regular or residual interests in REMICs. In May 1992, the Shareholders approved an amendment to subpart (g) which provided for an exception to allow the Trust to hold its then current investments in the equity securities of one entity until July 30, 1996. Subpart (g) of Section
5.3 currently provides as follows (language added by the May 1992 amendment is underlined):

       "5.3 Restrictions.  The Trustees shall not: . . .


              "(g) invest in any equity Security including the Shares of other REITS for a period in excess of 18 months, except for shares of a qualified REIT subsidiary, as defined in Section 856(i) of the Internal Revenue Code, and regular or residual interests in REMICs and except for the Shares of Continental Mortgage and Equity Trust owned as of February 18, 1992, which investment may be held until July 30, 1996."


The proposed repeal and deletion would replace the existing language with the following:

                     "(g)   deleted;"

BACKGROUND AND REASONS FOR REPEAL OF SUBPART (g)

       On December 10, 1990, the Board of Trustees authorized the purchase of up to $1 million of shares of beneficial interest of CMET through negotiated or open market transactions. As of February 18, 1992, the Trust had purchased 54,500 shares of beneficial interest of CMET, representing approximately 1.6% of CMET's outstanding shares on such date. All such shares were purchased on the open market at prices ranging from $4 to $5-1/8 per share. CMET had the same officers and trustees as the Trust and at that time, the same adviser. Prior to March 31, 1995, all of such shares of CMET were sold in open market transactions, which may have limited the ultimate return to the Trust on its investment in such shares. CMET shares were the subject of a 3-for-2 forward share split effected February 15, 1996. On February 7, 1997, the closing bid price of CMET shares on the NASDAQ interdealer quotation system was $_______ per share.

       As noted above, under the terms of the Declaration of Trust, the Trust is prohibited from holding any equity securities for more than 18 months. The Trust is seeking Shareholder approval of an amendment to the Declaration of Trust to permit the Trust to own any equity securities for whatever period of time the Board of Trustees may determine to be appropriate. Management believes that the required disposition of equity securities within such time frame may not be beneficial to the Trust and that holding the shares as a longer-term investment may allow the Trust to realize a greater profit on its investment. The Board of Trustees has not identified any specific equity securities investments that it currently intends on holding for longer than eighteen months.

       Pursuant to Section 8.3(a) of the Declaration of Trust, as amended, the proposal to amend Section 5.3 of the Declaration of Trust to repeal subpart (g) must be approved by a vote of Shareholders holding a majority of the outstanding Shares entitled to vote thereon which constitutes the requirement for an affirmative vote of 1,764,349 Shares. As of February 7, 1997, management and affiliates held 1,187,120 Shares representing approximately 34% of the Shares outstanding. Management intends to vote all of such Shares for Proposal Seven in accordance with the recommendation below of the Board of Trustees.

           THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL SEVEN



                                 PROPOSAL EIGHT
                    THE REPEAL OF SUBPART (o) OF SECTION 5.3
                      OF THE TRUST'S DECLARATION OF TRUST

       The Board of Trustees recommends that Shareholders approve the repeal and deletion of subpart (o) of Section 5.3 of the Trust's Declaration of Trust which prohibits the Trust from investing any of the assets of the Trust in single-family homes. Subpart (o) of Section 5.3 currently provides as follows:

              "5.3   Restrictions.  The Trustees shall not: . . .

              "(o) Invest any of the assets of the Trust Estate in single-family homes; . . ."

The proposed repeal and deletion would replace the existing language with the following:

                     "(o)   deleted;"

BACKGROUND AND REASONS FOR REPEAL OF SUBPART (o)

       The Trust's Declaration of Trust sets forth certain restrictions on the ability of the Board of Trustees to invest the Trust's assets. One restriction is the limitation set forth in subpart (o) of Section 5.3 which prohibits the Trust from investing in single-family homes.

       The Board of Trustees believes this provision unnecessarily restricts the possible scope of the Trust's investment activities. In the event the Trust has an opportunity to invest in the construction, development, and/or sale of single-family homes which could result in a substantial return to the Trust, the Trust should not be prohibited from entering into such transactions. In the past, the Trust has acquired mortgages secured by single-family homes or residential properties which appear appropriate to be only a single-family home. In each instance, the Trust has disposed of such mortgage rather than entering into any attempt to foreclose on such mortgage due to the prohibition contained in subpart (o) of Section 5.3. Such prohibition has limited the potential return on the investment in such mortgages by the Trust. The Board of Trustees has not identified any specific single-family home or project containing single-family homes for possible investment or acquisition by the Trust at this time.

       Pursuant to Section 8.3(a) of the Declaration of Trust, as amended, the proposal to amend Section 5.3 of the Declaration of Trust to repeal subpart (o) must be approved by a vote of Shareholders holding a majority of the outstanding Shares entitled to vote thereon which constitutes the requirement for an affirmative vote of 1,764,349 Shares. As of February 7, 1997, management and affiliates held 1,187,120 Shares representing approximately 34% of the Shares outstanding. Management intends to vote all of such Shares for Proposal Eight in accordance with the recommendation below of the Board of Trustees.


           THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL EIGHT

                             SELECTION OF AUDITORS

       The Board of Trustees has selected Arthur Andersen, L.L.P. to serve as the Auditors for the Trust for the 1995 fiscal year and for the 1996 fiscal year. The Trust Auditors for 1994 were Arthur Andersen, L.L.P. The Trust Auditors for 1993 were BDO Seidman. Representatives of Arthur Andersen, L.L.P. have been invited to attend the annual meeting.

       BDO Seidman served as the independent accountant previously engaged as the principal accountant to audit the financial statements of the Trust for the year ended December 31, 1993. On May 19, 1994, the Trust's Board of Trustees selected Arthur Andersen & Co. to serve the Trust as its independent accountant to audit the Trust's financial statements for the year ending December 31, 1994. The failure of the Board of Trustees to select BDO Seidman as the Trust's independent accountant to audit the financial statements for the year ending December 31, 1994 constituted BDO Seidman being "dismissed" (as such term is used in Item 304 of Regulation S-K).

       BDO Seidman's report on the Trust's financial statements for the year ended December 31, 1993 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the year BDO Seidman served as independent accountants to audit the financial statements of the Trust for the year ended December 31, 1993, and thereafter through the date hereof, the Trust has not had any disagreement with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement, if not resolved to the satisfaction of BDO Seidman, would have caused BDO Seidman to make reference to the subject matter of the disagreement in connection with its report.

       The Trust provided BDO Seidman with a copy of the foregoing disclosures at the same time as the filing of a current report on Form 8-K with the Commission and requested such former accountant to furnish the Trust with a letter addressed to the Commission stating whether BDO Seidman agreed with the statements made by the Trust and, if not, stating the respects in which it did not agree on May 26, 1994. BDO Seidman provided such letter for attachment to such report, which letter confirmed such statements.

                                 OTHER MATTERS

       At the date of this Proxy Statement, the Trustees and officers do not know of any other matters that may properly be, or that are likely to be, brought before the meeting. However, if any other matters are properly brought before the meeting, the persons named in the enclosed Proxy or their substitutes will vote in accordance with their best judgment on such matters.

                          INTEREST OF CERTAIN PERSONS
                          IN MATTERS TO BE ACTED UPON

       As described above under "Certain Business Relationships," Mr. Friedman, a Trustee, President and Chief Executive Officer of the Trust, also serves as the Chief Executive Officer of Tarragon. Tarragon is owned by William S. and Lucy N. Friedman, and therefore Mr. Friedman could be deemed to benefit financially from Shareholder approval of the Trust Advisory Agreement with Tarragon pursuant to Proposal Two. The amount of any possible financial benefit to Mr. Friedman is not directly quantifiable at this time.

                              FINANCIAL STATEMENTS

       The audited financial statements of the Trust, in comparison form for the years ended December 31, 1995, 1994 and 1993 are contained in the 1995 Annual Report to Shareholders. Such report and the financial statements therein are not to be considered part of this solicitation.

                            SOLICITATION OF PROXIES

       THIS PROXY STATEMENT IS FURNISHED TO SHAREHOLDERS TO SOLICIT PROXIES ON BEHALF OF THE TRUSTEES AND OFFICERS OF THE TRUST. The cost of soliciting proxies will be borne by the Trust. In addition to the solicitation of proxies by use of the mails, the officers and Trustees may also solicit proxies personally or by mail, telephone, facsimile transmission or telegraph, but they will not receive any compensation for such services.

                          -------------------------

       COPIES OF THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K ARE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO NATIONAL INCOME REALTY TRUST, 3878 OAK LAWN AVENUE, SUITE 624, DALLAS, TEXAS 75219, ATTENTION:
INVESTOR RELATIONS.


                                         BY ORDER OF THE BOARD OF TRUSTEES



                                         Lawrence Hartman, Vice President and
                                         Secretary


       THE BOARD OF TRUSTEES OF THE TRUST RECOMMEND YOU VOTE FOR ALL EIGHT OF THE NOMINEES AND THAT YOU VOTE FOR APPROVAL OF THE ADVISORY AGREEMENT BY VOTING FOR PROPOSAL TWO ON THE ENCLOSED PROXY, THAT YOU VOTE FOR APPROVAL OF ALL OF PROPOSALS THREE, FOUR, FIVE, SIX, SEVEN AND EIGHT TO AMEND THE DECLARATION OF TRUST ON THE ENCLOSED PROXY. REGARDLESS OF HOW YOU WISH TO VOTE YOUR SHARES, YOUR BOARD OF TRUSTEES URGES YOU TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY.

                             INDEX OF DEFINED TERMS

                                                                            Page
                                                                            ----
Advisor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Affiliated  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
AMEX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
ART . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
BCM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
CAI . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
Carmel Realty . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
Carmel, Ltd.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
CCEC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
CCP II  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
CMET  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
Commission  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
CRSI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
Declaration of Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Independent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
Initial Advisory Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . 13
IORI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
IORT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
ISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
Modification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
NAREIT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
NASAA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
NASDAQ  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
NIRT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
NOLP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
NRLP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
NYSE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
Olive Case  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
OTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
PSL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
PSL Modification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
PSL Settlement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
Record Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
REIT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
REIT Index  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
RTC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
S&P 500 Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
SAC 9 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
SAMI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
SAMLP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
Separation Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
SIPI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
SJSA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
Southmark . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
SWI . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
Tarragon  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
TCI . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Trustee Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
VPT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

                                                                      APPENDIX A





                               ADVISORY AGREEMENT
                                    BETWEEN
                          NATIONAL INCOME REALTY TRUST
                                      AND
                         TARRAGON REALTY ADVISORS, INC.

       THIS AGREEMENT dated April 1, 1995, between National Income Realty Trust, a California real estate investment trust (the "Trust"), and Tarragon Realty Advisors, Inc., a New York corporation (the "Advisor").

                              W I T N E S S E T H:

WHEREAS:

       1. The Trust owns a complex, diversified portfolio of real estate, mortgages and other assets, including affordable and middle income housing complexes, shopping centers, warehouses, office buildings and mortgages.

       2. The Trust has funds available for new investment, primarily in the acquisition of income-producing real estate.

       3. The Advisor and its employees have extensive experience in the administration of real estate assets and the origination, structuring and evaluation of real estate and mortgage investments.

       NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties agree as follows:

       1. DUTIES OF THE ADVISOR. Subject to the supervision of the Board of Trustees, the Advisor will be responsible for the day-to-day operations of the Trust and, subject to Section 17 hereof, shall provide such services and activities relating to the assets, operations and business plan of the Trust as may be appropriate, including:

       (a) preparing and submitting an annual budget and business plan for approval by the Board of the Trust (the "Business Plan");

       (b) using its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment policies and objectives of the Trust as set forth in the Business Plan;

       (c) using its best efforts to present to the Trust investment opportunities consistent with the Business Plan and such investment program as the Trustees may adopt from time to time;

       (d) furnishing or obtaining and supervising the performance of the ministerial functions in connection with the administration of the day-to-day operations of the Trust including the investment of reserve funds and surplus cash in short-term money market investments;

       (e) serving as the Trust's investment and financial advisor and providing research, economic, and statistical data in connection with the Trust's investments and investment and financial policies;

       (f) on behalf of the Trust, investigating, selecting and conducting relations with borrowers, lenders, mortgagors, brokers, investors, builders, developers and others;

       (g) consulting with the Trustees and furnishing the Trustees with advice and recommendations with respect to the making, acquiring (by purchase, investment, exchange, or otherwise), holding, and disposition (through sale, exchange, or otherwise) of investments consistent with the Business Plan of the Trust;

       (h) obtaining for the Trustees such services as may be required in acquiring and disposing of investments, disbursing and collecting funds of the Trust, paying the debts and fulfilling the obligations of the Trust, and handling, prosecuting, and settling any claims of the Trust, including foreclosing and otherwise enforcing mortgage and other liens securing investments;

       (i) obtaining for and at the expense of the Trust such services as may be required for property management, loan disbursements, and other activities relating to the investments of the Trust, provided, however, the compensation for such services shall be agreed to by the Trust and the service provider;

       (j) advising the Trust in connection with public or private sales of shares or other securities of the Trust, or loans to the Trust, but in no event in such a way that the Advisor could be deemed to be acting as a broker-dealer or underwriter;

       (k) quarterly, and at any time requested by the Trustees, making reports to the Trustees regarding the Trust's performance to date in relation to the Trust's approved Business Plan and its various components, as well as the Advisor's performance of the foregoing services;

       (l) making or providing appraisal reports, where appropriate, on investments or contemplated investments of the Trust;

       (m) assisting in preparation of reports and other documents necessary to satisfy the reporting and other requirements of any governmental bodies or agencies and to maintain effective communications with shareholders of the Trust; and

       (n) doing all things necessary to ensure its ability to render the services contemplated herein, including providing office space and office furnishings and personnel necessary for the performance of the foregoing services as Advisor, all at its own expense, except as otherwise expressly provided for herein.

       2. NO PARTNERSHIP OR JOINT VENTURE. The Trust and the Advisor are not partners or joint venturers with each other, and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on either of them.

       3. RECORDS. At all times, the Advisor shall keep proper books of account and records of the Trust's affairs which shall be accessible for inspection by the Trust at any time during ordinary business hours.

       4. ADDITIONAL OBLIGATIONS OF THE ADVISOR. The Advisor shall refrain from any action (including, without limitation, furnishing or rendering services to tenants of property or managing or operating real property) that would (a) adversely affect the status of the Trust as a real estate investment trust, as defined and limited in Sections 856-860 of the Internal Revenue Code,
(b) violate any law, rule, regulation, or statement of policy of any governmental body or agency having jurisdiction over the Trust or over its securities, (c) cause the Trust to be required to register as an investment company under the Investment Company Act of 1940, or (d) otherwise not be permitted by the Declaration of Trust of the Trust.

       5. BANK ACCOUNTS. The Advisor may establish and maintain one or more bank accounts in its own name, and may collect and deposit into any such account or accounts, and disburse from any such account or accounts, any money on behalf of the Trust, under such terms and conditions as the Trustees may approve, provided that no funds in any such account shall be commingled with funds of the Advisor; and the Advisor shall from time to time render appropriate accounting of such collections and payments to the Trustees and to the auditors of the Trust.

       6. BOND. The Advisor shall maintain a fidelity bond with a responsible surety company in such amount as may be required by the Trustees from time to time, covering all directors, officers, employees, and agents of the Advisor handling funds of the Trust and any investment documents or records pertaining to investments of the Trust. Such bond shall inure to the benefit of the Trust in respect to losses of any such property from acts of such directors, officers, employees and agents through theft, embezzlement, fraud, error, or omission or otherwise, the premium for said bond to be at the expense of the Trust.

       7. INFORMATION FURNISHED ADVISOR. The Trustees shall have the right to change the Business Plan at any time, effective upon receipt by the Advisor of notice of such change. The Trust shall furnish the Advisor with a certified copy of all financial statements, a signed copy of each report prepared by independent certified public accountants, and such other information with regard to the Trust's affairs as the Advisor may from time to time reasonably request.

       8. CONSULTATION AND ADVICE. In addition to the services described above, the Advisor shall consult with the Trustees, and shall, at the request of the Trustees or the officers of the Trust, furnish advice and recommendations with respect to any aspect of the business and affairs of the Trust, including any factors that in the Advisor's best judgment should influence the policies of the Trust.

       9. ANNUAL BUSINESS PLAN AND BUDGET. No later than January 15th of each year, the Advisor shall submit to the Trustees a written Business Plan for the current Fiscal Year of the Trust. Such Business Plan shall include a twelve-month forecast of operations and cash flow with explicit assumptions and a general plan for asset sales or acquisitions, lending, foreclosure and borrowing activity, other investments or ventures and proposed securities offerings or repurchases or any proposed restructuring of the Trust. To the extent possible, the Business Plan shall set forth the Advisor's recommendations and the basis therefore with respect to all material investments of the Trust. Upon approval by the Board of Trustees, the Advisor shall be authorized to conduct the business of the Trust in accordance with the explicit provisions of the Business Plan, specifically including the borrowing, leasing, maintenance, capital improvements, renovations and sale of investments set forth in the Business Plan. Any transaction or investment not explicitly provided for in the approved Business Plan shall require the prior approval of the Board of Trustees unless made pursuant to authority expressly delegated to the Advisor. Within sixty (60) days of the end of each calendar quarter, the Advisor shall provide the Board of Trustees with a report comparing the Trust's actual performance for such quarter against the Business Plan.

       10. DEFINITIONS. As used herein, the following terms shall have the meanings set forth below:

       (a) "Adjusted Funds From Operations" shall mean, for any period of time, funds from operations (as defined by the National Association of Real Estate Investment Trusts) for such period of time plus (i) any loss due to the write-down or sale of any real property or mortgage loan acquired prior to January 1, 1989 and
              (ii) the amount of advisory fees payable to the Advisor under
              Article 11 hereof but only to the extent such fees are considered as current expenses in determining profit or loss.

       (b) "Affiliate" shall mean, as to any Person, any other Person who owns beneficially, directly, or indirectly, 1% or more of the outstanding capital stock, shares or equity interests of such

              Person or of any other Person which controls, is controlled by, or is under common control with such Person or is an officer, retired officer, director, employee, partner, or trustee (excluding non-interested trustees not otherwise affiliated with the entity) of such Person or of any other Person which controls, is controlled by, or is under common control with, such Person.

       (c) "Appraised Value" shall mean the value of a Real Property according to an appraisal made by an independent qualified appraiser who is a member in good standing of the American Institute of Real Estate Appraisers and is duly licensed to perform such services in accordance with the applicable state law, or, when pertaining to Mortgage Loans, the value of the underlying property as determined by the Advisor.

       (d) "Book Value" of an asset or assets shall mean the value of such asset or assets on the books of the Trust, before provision for amortization, depreciation, depletion or valuation reserves and before deducting any indebtedness or other liability in respect thereof, except that no asset shall be valued at more than its fair market value as determined by the Trustees.

       (e) "Business Plan" shall mean the Trust's investment policies and objectives and the capital and operating budget based thereon, approved by the Board as thereafter modified or amended.

       (f) "Fiscal Year" shall mean any period for which an income tax return is submitted to the Internal Revenue Service and which is treated by the Internal Revenue Service as a reporting period.

       (g) "Mortgage Loans" shall mean notes, debentures, bonds, and other evidences of indebtedness or obligations, whether negotiable or non-negotiable, and which are secured or collateralized by mortgages, including first, wraparound, construction and development, and junior mortgages.

       (h) "Net Asset Value" shall mean the Book Value of all the assets of the Trust minus all the liabilities of the Trust.

       (i) "Net Income" for any period shall mean the Net Income of the Trust for such period computed in accordance with generally accepted accounting principles after deduction of any "Gross Asset Fee," but before deduction of any "Net Income Fee" or "Incentive Advisory Fee," as set forth in Sections 11(a) and 11(b), respectively, herein, and inclusive of gain or loss of the sale of assets.

       (j) "Net Operating Income" shall mean rental income less property operating expenses.

       (k) "Person" shall mean and include individuals, corporations, limited partnerships, general partnerships, joint stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, or other entities and governments and agencies and political subdivisions thereof.

       (l) "Real Property" shall mean and include land, rights in land, leasehold interests (including but not limited to interests of a lessor or lessee therein), and any buildings, structures, improvements, fixtures, and equipment located on or used in connection with land, leasehold interests, and rights in land or interests therein.

       All calculations made pursuant to this Agreement shall be based on statements (which may be unaudited, except as provided herein) prepared on an accrual basis consistent with generally accepted accounting principles, regardless of whether the Trust may also prepare statements on a different basis. All other terms shall have the same meaning as set forth in the Trust's Declaration of Trust and Trustees' Regulations.

       11.    ADVISORY COMPENSATION.

       (a) No Base Advisory Fee. The Trust shall not be required to pay to the Advisor any Base Advisory Fee for advisory services for the term hereof.

       (b) Incentive Advisory Fee. As an incentive for successful investment and management of the Trust's assets, the Trust shall pay the Advisor a fee equal to 16% per annum of the Trust's Adjusted Funds from Operation for each Fiscal Year or portion thereof for which the Advisor provides services. The Incentive Advisory Fee shall be payable monthly in advance based on the Adjusted Funds from Operation for the most recent month for which a monthly financial statement for the Trust has been prepared. The Incentive Advisory Fee shall be cumulative within any Fiscal Year, such that if the Trust has negative Adjusted Funds from Operation in any month, each subsequent payment shall be adjusted to maintain the 16% per annum rate.

       (c) Acquisition Commission. For supervising the acquisition, purchase or long-term lease of Real Property for the Trust, the Trust shall pay to the Advisor an Acquisition Commission equal to 1% of the acquisition cost for each real property acquired during the term hereof, except that no such fee shall be due for any acquisition through or from an affiliate of the Trust or the Advisor, inclusive of commissions, if any, paid to nonaffiliated brokers. The aggregate of each purchase price of each property (including the Acquisition Commissions and all real estate brokerage fees) may not exceed such property's Appraised Value at acquisition.

       (d) Mortgage Brokerage and Refinancing Fees. For obtaining loans to the Trust or refinancing on Trust properties, the Advisor or an Affiliate is to receive a Mortgage Brokerage and Refinancing Fee equal to the lesser of a) 1% of the amount of the loan or the amount refinanced or b) a brokerage or refinancing fee which is reasonable and fair under the circumstances; provided, however, that no such fee shall be paid on loans from the Advisor or an Affiliate without the approval of the Board of Trustees. No fee shall be paid on loan extensions.

       (e) Real Estate Brokerage Commission. Subject to approval by the Board of Trustees, the Trust may pay to the Advisor or an Affiliate of the Advisor a Real Estate Brokerage Commission for services rendered upon (i) the purchase of real property by the Trust or (ii) the sale of real property owned by the Trust, for which the Advisor or an Affiliate acts as the broker in such transaction in amounts not to exceed customary fees charged by nationally-recognized real estate brokers for normal similar transactions on a non-exclusive basis. The provision of real estate brokerage services by the Advisor or an Affiliate shall be on terms not less favorable to the Trust than the terms on which unaffiliated parties are then performing similar services for entities comparable to the Trust not entered into on an exclusive basis. The entry into the applicable real estate brokerage arrangement between the Trust and the Advisor shall be approved as required by the Declaration of Trust.

       12. LIMITATION ON THIRD PARTY MORTGAGE PLACEMENTS FEES. The Advisor or any of its Affiliates shall pay to the Trust, the full amount of any compensation received by the Advisor or any such Affiliate from third parties with respect to the origination, placement or brokerage of any loan made by the Trust.

       13. STATEMENTS. The Advisor shall furnish to the Trust not later than the tenth day of each calendar month, beginning with the second calendar month of the term of this Agreement, a statement showing the computation of the fees, if any, payable in respect to the next preceding calendar month (or, in the case of incentive compensation, for the preceding Fiscal Year, as appropriate) under the Agreement. The final settlement of incentive compensation for each Fiscal Year shall be subject to adjustment in accordance with, and upon completion of, the annual audit of the Trust's financial statements; any payment by the Trust or repayment by the Advisor that shall be indicated to be necessary in accordance therewith shall be made promptly after the completion of such audit and shall be reflected in the audited statements to be published by the Trust.

       14. COMPENSATION FOR ADDITIONAL SERVICES. If and to the extent that the Trust shall request the Advisor or any director, officer, partner, or employee of the Advisor to render services for the Trust other than those required to be rendered by the Advisor hereunder, such additional services, if performed, will be compensated separately on terms to be agreed upon between such party and the Trust from time to time. In particular, but without limitation, if the Trust shall request that the Advisor perform property management, leasing, loan disbursement or similar functions, the Trust and the Advisor shall enter in to a separate agreement specifying the obligations of the parties and providing for reasonable additional compensation to the Advisor for performing such services.

       15. EXPENSES OF THE ADVISOR. Without regard to the amount of compensation or reimbursement received hereunder by the Advisor, the Advisor shall bear the following expenses:

       (a) employment expenses of the executive officers, directors or shareholders of the Advisor (including Trustees, officers, and employees of the Trust who are directors, officers, or employees of the Advisor or of any company that controls, is controlled by, or is under common control with the Advisor), including, but not limited to, fees, salaries, wages, payroll taxes, travel expenses, and the cost of employee benefit plans and temporary help expenses except for those personnel expenses relating to employees of the Advisor principally engaged in accounting, shareholder relations or mortgage servicing;

       (b) advertising and promotional expenses incurred in seeking investments for the Trust;

       (c) rent, telephone, utilities, office furniture and furnishings, and other office expenses of the Advisor, except as any of such expenses relates to employees of the Advisor principally engaged in accounting shareholder relations or mortgage servicing; and

       (d) miscellaneous administrative expenses relating to performance by the Advisor of its functions hereunder.

In addition to the Advisory Compensation described in Section 11, the Advisor shall be reimbursed for certain costs and expenses monthly on the basis of an equitable allocation applied on a consistent and timely basis in accordance with the Advisor's regular procedures. Such procedures provide for identification of all material costs and expenses to be accounted for as a cost of particular functions. Only costs and expenses allocable to legal, mortgage servicing, training and financial departments are reimbursable as well as certain portions of expenses not specifically identifiable to a particular department.

       16. EXPENSES OF THE TRUST. The Trust shall pay all its expenses not assumed by the Advisor, including without limitation, the following expenses:

       (a)    the cost of money borrowed by the Trust;

       (b) income taxes, taxes and assessments on real property, and all other taxes applicable to the Trust;

       (c) legal, auditing, accounting, underwriting, brokerage, listing, registration and other fees, printing, and engraving and other expenses, and taxes incurred in connection with the issuance, distribution, transfer, registration, and stock exchange listing of the Trust's securities;

       (d) fees, salaries, and expenses paid to officers, and employees of the Trust who are not directors, officers or employees of the Advisor, or of any company that controls, is controlled by, or is under common control with the Advisor other than employees of the Advisor principally engaged in accounting, shareholder relations and mortgage servicing;

       (e) expenses directly connected with the origination or purchase of Mortgage Loans and with the acquisition, disposition, and ownership of real estate equity interests or other property (including the costs of foreclosure, insurance, legal, protective, brokerage, maintenance, repair, and property improvement services) and including all compensation, traveling expenses, and other direct costs associated with the Advisor's employees or other personnel engaged in (i) real estate transaction legal services, (ii) internal auditing, (iii) foreclosure and other mortgage finance services, (iv) sale or solicitation for sale of mortgages, (v) engineering and appraisal services, and (vi) transfer agent services;

       (f) expenses of maintaining and managing real estate equity interests;

       (g) insurance, as required by the Trustees (including Trustees' liability insurance);

       (h) the expenses of organizing, revising, amending, converting, modifying, or terminating the Trust;

       (i) expenses connected with payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Trustees to holders of securities of the Trust;

       (j) all expenses connected with communications to holders of securities of the Trust and the other bookkeeping and clerical work necessary to maintaining relations with holders of securities, including the cost of printing and mailing certificates for securities and proxy solicitation materials and reports to holders of the Trust's securities;

       (k) the cost of any accounting, statistical, bookkeeping or computer equipment or computer time necessary for maintaining the books and records of the Trust and for preparing and filing Federal, State and Local tax returns;

       (l) transfer agent's, registrar's, and indenture trustee's fees and charges;

       (m) legal, accounting, investment banking, and auditing fees and expenses charged by independent parties performing these services not otherwise included in clauses (c) and (e) of this Section 16;

       (n) expenses incurred by the Advisor arising from the sales of Trust properties, including those expenses related to carrying out foreclosure proceedings;

       (o) expenses incurred by the Advisor in connection with the sale or disposition of Trust assets, including mortgage servicing;

       (p) costs and expenses connected with computer services, including but not limited to employee or other personnel compensation, hardware and software costs, and related development and installation costs associated therewith;

       (q) costs and expenses associated with risk management (i.e., insurance relating to the Trust's assets);

       (r)    loan refinancing compensation; and

       (s) expenses associated with special services requested by the Trustees pursuant to Section 14 hereof.

       17. OTHER ACTIVITIES OF ADVISOR. The Advisor, its officers, directors, or employees or any of its Affiliates may engage in other business activities related to real estate investments or act as advisor to any other person or entity (including another real estate investment trust), including those with investment policies similar to the Trust, and the Advisor and its officers, directors, or employees and any of its Affiliates shall be free from any obligation to present to the Trust any particular investment opportunity that comes to the Advisor or such persons, regardless of whether such opportunity is in accordance with the Trust's Business Plan. However, to minimize any possible conflict, the Advisor shall consider the respective investment objectives of, and the appropriateness of a particular investment to each such entity in determining to which entity a particular investment opportunity should be presented. If appropriate to more than one entity, the Advisor shall present the investment opportunity to the entity that has had sufficient uninvested funds for the longest period of time. The Advisor shall promptly inform the Trust of each real estate acquisition made by the Advisor or any Affiliate.

       18. LIMITATION ON OPERATING EXPENSES. To the extent that the operating expenses of the Trust for any Fiscal Year exceeds the limitation set forth in the Trust's Declaration of Trust, as amended from time to time, or any similar limitation (if contained) in a successor Declaration of Trust or Certificate of Incorporation, the Advisor shall refund to the Trust such portion of its fees payable hereunder as may be required by such Section.

       19. TERM; TERMINATION OF AGREEMENT. This Agreement shall continue in force for a period of one year, and, thereafter, it may be renewed from year to year, subject to any required approval of the Shareholders of the Trust, and if any Trustee is an Affiliate of the Advisor, the approval of a majority of the Trustees who are not so affiliated. Notice of renewal shall be given in writing by the Trustees to the Advisor not less than 60 days before the expiration of this Agreement or of any extension thereof. This Agreement may be terminated for any reason without penalty upon 60 days' written notice by the Trust to the Advisor or 120 days' written notice by the Advisor to the Trust, in the former case by the vote of a majority of the Trustees who are not Affiliates of the Advisor or by the vote of holders of a majority of the outstanding shares of the Trust. Notwithstanding the foregoing, however, in the event of any material change in the ownership, control or management of the Advisor, the Trust may terminate this Agreement without penalty and without advance notice to the Advisor.

       20. AMENDMENTS. This Agreement shall not be changed, modified, terminated or discharged in whole or in part except by an instrument in writing signed by both parties hereto, or their respective successors or assigns, or otherwise as provided herein.

       21. ASSIGNMENT. This Agreement shall not be assigned by the Advisor without the prior consent of the Trust. The Trust may terminate this Agreement in the event of its assignment by the Advisor without the prior consent of the Trust. Such an assignment or any other assignment of this Agreement by the Advisor shall bind the assignee hereunder in the same manner as the Advisor is bound hereunder. This Agreement shall not be assignable by the Trust without the consent of the Advisor, except in the case of assignment by the Trust to a corporation, association, trust, or other organization that is a successor to the Trust. Such successor shall be bound hereunder and by the terms of said assignment in the same manner as the Trust is bound hereunder.

       22. DEFAULT, BANKRUPTCY, ETC. At the option solely of the Trustees, this Agreement shall be and become terminated immediately upon written notice of termination from the Trustees to the Advisor if any of the following events shall occur:

       (a) If the Advisor shall violate any provision of this Agreement, and after notice of such violation shall not cure such default within 30 days; or

       (b) If the Advisor shall be adjudged bankrupt or insolvent by a court of competent jurisdiction, or an order shall be made by a court of competent jurisdiction for the appointment of a receiver, liquidator, or trustee of the Advisor or of all or substantially all of its property by reason of the foregoing, or approving any petition filed against the Advisor for its reorganization, and such adjudication or order shall remain in force or unstayed for a period of 30 days; or

       (c) If the Advisor shall institute proceedings for voluntary bankruptcy or shall file a petition seeking reorganization under the Federal bankruptcy laws, or for relief under any law for the relief of debtors, or shall consent to the appointment of a receiver of itself or of all or substantially all its property, or shall made a general assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally, as they become due.

       The Advisor agrees that if any of the events specified in subsections
(b) and (c) of this Section 22 shall occur, it will give written notice thereof to the Trustees within seven days after the occurrence of such event.

       23. ACTION UPON TERMINATION. From and after the effective date of termination of this Agreement, pursuant to Sections 19, 21 or 22 hereof, the Advisor shall not be entitled to compensation for further services hereunder but shall be paid all compensation accruing to the date of termination. The Advisor shall forthwith upon such termination:

       (a) pay over to the Trust all monies collected and held for the account of the Trust pursuant to this Agreement;

       (b) deliver to the Trustees a full accounting, including a statement showing all payments collected by it and a statement of any monies held by it, covering the period following the date of the last accounting furnished to the Trustees; and

       (c) deliver to the Trustees all property and documents of the Trust then in the custody of the Advisor.

       24. MISCELLANEOUS. The Advisor shall be deemed to be in a fiduciary relationship to the shareholders of the Trust. The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith, and shall not be responsible for any action of the Trustees in following or declining to follow any advise or recommendations of the Advisor. Neither the Advisor nor any of its shareholders, directors, officers, or employees shall be liable to the Trust, the Trustees, the holders of securities of the Trust or to any successor or assign of the Trust for any losses arising from the operation of the Trust if the Advisor had determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Trust and the liability or loss was not the result of negligence or misconduct by the Advisor. However, in no event will the directors, officers or employees of the Advisor be personally liable for any act or failure to act unless it was the result of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

       25. NOTICES. Any notice, report, or other communication required or permitted to be given hereunder shall be in writing unless some other method of giving such notice, report, or other communication is accepted by the party to whom it is given, and shall be given by being delivered at the following address of the parties hereto:

       The Trustees and/or the Trust:
              National Income Realty Trust
              280 Park Avenue East Bldg.
              20th Floor
              New York, New York  10017
              Attention:  President

       The Advisor:
              Tarragon Realty Advisors, Inc.
              280 Park Avenue East Bldg.
              20th Floor
              New York, New York  10017
              Attention:  Executive Vice President and Chief Financial Officer

       Either party may at any time give notice in writing to the other party of a change of its address for the purpose of this Section 25.

       26. HEADINGS. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction, or effect of this Agreement.

       27. GOVERNING LAW. This Agreement has been prepared, negotiated and executed in the State of New York. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in the State of New York.

       28. EXECUTION. This instrument is executed and made on behalf of the Trust by a Trustee of the Trust, not individually but solely as a Trustee under the Declaration of the Trust, and the obligations under this Agreement are not binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees, or agents of the Trust personally, but bind only the Trust property.

       IN WITNESS WHEREOF, NATIONAL INCOME REALTY TRUST AND TARRAGON REALTY ADVISORS, INC., by their duly authorized officers, have signed these presents all as of the day and year first above written.



                                              NATIONAL INCOME REALTY TRUST



                                              BY:    /s/ William S. Friedman
                                                     -------------------------
                                                     William S. Friedman
                                                     President and Trustee


                                              TARRAGON REALTY ADVISORS, INC.



                                              BY:    /s/ John A. Doyle
                                                     -------------------------
                                                     John A. Doyle
                                                     President

--------------------------------------------------------------------------------
                                                                           PROXY


                          NATIONAL INCOME REALTY TRUST

       This Proxy is Solicited on behalf of the Board of Trustees for the Annual Meeting of Shareholders, March 20, 1997.

       The undersigned shareholder of NATIONAL INCOME REALTY TRUST hereby appoints WILLIAM S. FRIEDMAN and Carl B. Weisbrod, each with full power of substitution, as attorneys and proxies to vote all of the Shares of the Beneficial Interest, no par value per share, of NATIONAL INCOME REALTY TRUST (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said Trust to be held on March 20, 1997 at 2:00 p.m., local New York City time, at 280 Park Avenue, East Building, 20th Floor, New York, New York, or any adjournment(s) thereof, with all powers the undersigned would possess if personally present, as indicated below, and for the transaction of such other business as may properly come before said meeting or any adjournment(s) thereof, all as set forth in the February __, 1997 Proxy Statement for said meeting:

       1. ELECTION OF TRUSTEES:   [ ] FOR all nominees   [ ] WITHHOLD AUTHORITY
                                      listed below            to vote for all
                                      (except as marked to    nominees listed
                                      the contrary below)     below

              INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                           NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME LISTED BELOW.

        Irving E. Cohen     William S. Friedman     Sally Hernandez-Pinero
          Dan Johnston         Lance Liebman         Lawrence G. Schafran
                 Raymond V. J. Schrag      Carl Weisbrod

       2. [ ] FOR  [ ] AGAINST   [ ] ABSTAIN approval of the Trust's current
              Advisory Agreement with Tarragon Realty Advisors, Inc.

       3. [ ] FOR  [ ] AGAINST   [ ] ABSTAIN approval of the amendment to
              subpart (l) of Section 3.2 of the Declaration of Trust to clarify authorization for the Trust to own securities of other entities and have wholly-owned subsidiaries.

       4. [ ] FOR  [ ] AGAINST   [ ] ABSTAIN approval of the amendment to the
              Declaration of Trust to specifically authorize the acquisition of the Trust's own securities.

       5. [ ] FOR  [ ] AGAINST   [ ] ABSTAIN approval of the proposal to repeal
              and delete subpart (d) of Section 5.3 of the Declaration of Trust which restricts the issuance of certain securities.

       6. [ ] FOR  [ ] AGAINST   [ ] ABSTAIN approval of the proposal to repeal
              and delete subpart (e) of Section 5.3 of the Declaration of Trust which limits the Trust's ability to invest in certain unimproved, non-income producing property.

       7. [ ] FOR  [ ] AGAINST   [ ] ABSTAIN approval of the proposal to repeal
              and delete subpart (g) of Section 5.3 of the Declaration of Trust which limits the period of time the Trust may hold its investments in equity securities.

       8. [ ] FOR [ ] AGAINST [ ] ABSTAIN approval of the proposal to repeal and delete subpart (o) of Section 5.3 of the Declaration of Trust which prohibits the Trust from investing any of the assets of the Trust in single-family homes;

       9. In their discretion on any other matters which may properly come before the meeting or any adjournment(s) thereof.


                                    (continued and to be signed on reverse side)

--------------------------------------------------------------------------------


   (continued from other side)


       THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NO DIRECTION IS INDICATED IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL (1) AND FOR THE PROPOSAL TO APPROVE THE TRUST'S CURRENT ADVISORY AGREEMENT WITH TARRAGON REALTY ADVISORS, INC. DESCRIBED IN PROPOSAL (2), FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO SUBPART (l) OF SECTION 3.2 OF THE DECLARATION OF TRUST TO CLARIFY AUTHORIZATION FOR THE TRUST TO OWN SECURITIES OF OTHER ENTITIES AND HAVE WHOLLY-OWNED SUBSIDIARIES DESCRIBED IN PROPOSAL (3), FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE DECLARATION OF TRUST TO AUTHORIZE ACQUISITION OF THE TRUST'S OWN SECURITIES DESCRIBED IN PROPOSAL (4), FOR THE PROPOSAL TO REPEAL AND DELETE SUBPART (d) OF SECTION 5.3 OF THE DECLARATION OF TRUST WHICH RESTRICTS THE ISSUANCE OF CERTAIN SECURITIES DESCRIBED IN PROPOSAL (5), FOR THE PROPOSAL TO REPEAL AND DELETE SUBPART (e) OF SECTION 5.3 OF THE DECLARATION OF TRUST WHICH LIMITS THE TRUST'S ABILITY TO INVEST IN CERTAIN UNIMPROVED, NON-INCOME PRODUCING PROPERTY DESCRIBED IN PROPOSAL (6), FOR THE PROPOSAL TO REPEAL AND DELETE SUBPART (g) OF SECTION 5.3 OF THE DECLARATION OF TRUST WHICH LIMITS THE PERIOD OF TIME THE TRUST MAY HOLD ITS INVESTMENTS IN EQUITY SECURITIES DESCRIBED IN PROPOSAL (7), AND FOR THE PROPOSAL TO REPEAL AND DELETE SUBPART (o) OF SECTION 5.3 OF THE DECLARATION OF TRUST WHICH PROHIBITS THE TRUST FROM INVESTING ANY OF THE ASSETS OF THE TRUST IN SINGLE-FAMILY HOMES, DESCRIBED IN PROPOSAL (8). ON OTHER MATTERS THAT MAY COME BEFORE SAID MEETING, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE ABOVE-NAMED PERSONS.


                            PLEASE
                            Sign   -------------------------------------------
                            Here
                                   -------------------------------------------

                                       Dated: ___________________, 1997

                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR
                                       NAMES APPEAR HEREON.  WHEN THERE IS MORE
                                       THAN ONE OWNER, EACH MUST SIGN. WHEN
                                       SIGNING AS AN AGENT, ATTORNEY,
                                       ADMINISTRATOR, EXECUTOR, GUARDIAN, OR
                                       TRUSTEE, PLEASE INDICATE YOUR TITLE AS
                                       SUCH.  IF EXECUTED BY A CORPORATION, THE
                                       PROXY SHOULD BE SIGNED BY A DULY
                                       AUTHORIZED OFFICER WHO SHOULD INDICATE
                                       HIS TITLE.  IF A PARTNERSHIP, PLEASE SIGN
                                       IN PARTNERSHIP NAME BY AN AUTHORIZED
                                       PERSON.  PLEASE DATE, SIGN AND MAIL THIS
                                       PROXY CARD IN THE ENCLOSED ENVELOPE FOR
                                       WHICH NO POSTAGE IS REQUIRED IF MAILED IN
                                       THE UNITED STATES.

--------------------------------------------------------------------------------